UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA	19087
(Address of chief executive offices)	(Zip code)

Clarence Kane Brenan

President and Chief Executive Officer

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Kristin H. Ives, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	610.684.8000

Date of fiscal year end:	12/31/2020

Date of reporting period:	01/01/2020 – 12/31/2020

Item 1. Reports to Stockholders.

TIFF Investment Program
2020 Annual Report	DECEMBER 31, 2020
About TIFF
TIFF, founded in 1991, is a not-for-profit organization that seeks to improve the investment returns of endowed non-profits by making available to them a series of multi-manager investment strategies, plus resources aimed at enhancing fiduciaries’ knowledge of investing.
TIFF Mutual Funds
TIFF Investment Program (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of two mutual funds at present: TIFF Multi-Asset Fund (MAF) and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for the fund as well as for the all-important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund’s assets.
Financial Statements
TIP is pleased to provide this Annual Report for the year ended December 31, 2020.
For Further Information
As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.
February 25, 2021

Copyright © 2021 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
Internet Availability of Shareholder Reports
Beginning on January 2, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of TIFF Multi-Asset Fund’s (the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of these reports from the Fund. Instead, these reports will be made available on the Fund’s website, and you will be notified by e-mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org.
You may elect to receive all future shareholder reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org. Your election to receive reports in paper will apply to all TIP funds that you hold.
Portfolio Management Review (Unaudited)
TIFF Multi-Asset Fund (“MAF” or the “Fund”) ended 2020 with an asset allocation of approximately 67% Equity-Oriented Assets, 18% Diversifying Strategies (primarily hedge funds), and 15% shorter-term Fixed Income (including cash). Modest changes to the Fund’s manager roster during the year, its slight allocation tilt in favor of Equity-Oriented Assets, and moderate weighting toward China and away from Europe were all part of MAF’s efforts to seek to achieve its performance objective of exceeding CPI + 5% per annum over a majority of market cycles, net of expenses.
Performance Review
MAF returned 18.48% in calendar year 2020, before the deduction of applicable entry and exit fees. This result surpassed the Fund’s primary benchmark of CPI + 5%, which returned 6.42% in 2020, due to robust equity returns around the world. MAF’s results also exceeded the Constructed Index (“CI”), which was up 13.37% for the year and Passive 65/35 Mix (65% MSCI ACWI/35% Bloomberg Barclays US Agg Bond Index), which gained 13.90%. MAF’s performance resulted in part from strong relative-to-benchmark performance by many of the Fund’s managers, and some modest tilts that positioned the portfolio attractively and added value. For complete, annualized performance data please see the table on page 4.
2020 was a strong year across virtually all global equity regions and markets as global central banks pumped liquidity into markets to try and bolster economic conditions ravaged by the COVID-19 global pandemic. The sharpest decline ever in US GDP, in the second quarter, was immediately followed by the sharpest acceleration ever in the third quarter. These machinations made for extremely volatile equity markets, with the S&P 500 falling from an all-time high into a bear market more quickly than ever before, bottoming on March 23. Yet from that day on, the S&P 500 turned around and rose steadily to finish at year end with returns up 18.40%, nearly doubling the SPX low price from March. Most markets experienced a similar situation, with the MSCI ACWI Daily Total Return Index (NDUEACWF) nearly doubling its intra-year low to finish the year +16.25% higher. Fixed income performed well early in the year as investors feared a severe global contraction and central banks rapidly lowered short term rates, but did not make much ground in the final 8+ months, leaving the Bloomberg Barclays US Aggregate Bond Index up 7.51% for the year. Diversifying Strategies also had an excellent year, outperforming hedge funds, as measured by the Merrill Lynch Factor Model (“MLFM”), which returned 8.36%. Asset allocation helped the Fund’s overall performance in 2020, as we stayed focused on better performing categories. Other assets did not fare as well, notably the Bloomberg Commodity Index fell -3.12% and the FTSE EPRA/NAREIT Developed Market Index dropped -8.18%. Fortunately, the Fund had no meaningful exposure these asset classes.
During the year, MAF maintained a pro-equity position (remaining modestly overweight the CI’s Equity-Oriented Assets allocation target of 65% by up to 5 percentage points) primarily because we believed equities offered the best risk/reward potential while also providing the best opportunity to achieve the Fund’s long-term return objective. After a challenging first quarter, this positioning proved beneficial throughout the balance of the year and ultimately helped drive the Fund’s overall return.
MAF’s roster of Equity-Oriented managers had a strong year, returning 23.49% versus 16.25% for NDUEACWF. Over the last 18 months, MAF has worked to eliminate its tilt toward value stocks, which was a fortuitous decision because in 2020 growth stocks outperformed value stocks globally by approximately 34%. This was the largest annual outperformance ever by growth stocks over value stocks. We expect to continue to manage the portfolio with an overall approximate balance between growth and value stocks. Several of our growth managers had another excellent year. MAF’s two managers focused on Chinese investments also had excellent years as China rebounded first from the COVID-19 crisis and the Chinese equity market was one of the strongest in the world. Also noteworthy were the strong returns generated by some value managers; in a world where value stocks overall posted slight negative returns, one value manager returned over 20%. Taken together, most of our managers outperformed their benchmarks meaningfully and added significant value to the Fund.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
Portfolio Management Review (Unaudited) (continued)
For calendar year 2020, MAF’s Diversifying Strategies segment returned 9.37% versus 8.36% for the MLFM. In the first quarter, hedge fund investments generally performed well, protecting capital and only declining about -2.5%. Overall, they added return in line with our expectations. MAF’s beta to equities averaged about 20% this year, suggesting that most of the Fund’s returns in this area derived from manager alpha. Based upon the assumption that over time equities should provide positive returns of 6.5% or more, we may increase our beta to equities within the diversifier holdings in an effort to realize some of this extra return potential. Within the portfolio’s diversifier component we do not anticipate exceeding a beta to equities of approximately 35%, but we will seek ways to realize available returns without losing our ballast. The Fund has a number of Diversifying Strategies managers that contributed outsized returns in 2020. One of the fund’s technology-focused long/short manager led the way (and not for the first time!), followed closely by our Canadian equity long/short manager. The Fund’s portfolio positioning has evolved to contain more differentiated return streams, which we anticipate will continue to provide benefits in the future.
MAF’s Fixed Income segment produced a return of 4.17% in calendar 2020, a modest result when compared to longer duration fixed income strategies, but just slightly behind the CI’s blended fixed income benchmark, which returned 4.18% for the year. As indicated earlier, 2020 saw global interest rates decline significantly as global central banks battled the COVID-19 global pandemic. The US 10- and 30-year rates hit record low yields in March, and at year end approximately $18 trillion of global debt traded at yields below zero. Of all the anomalies in the financial world, this strikes us as the most perplexing. Investors buying bonds with negative yields are signing up for a guaranteed loss of capital, if they hold to maturity. Their only “hope” is that interest rates go even more negative, and they can sell to someone else who is willing to accept an even larger capital loss. This strategy does not seem sustainable to us. Accordingly, we plan to remain invested only in the highest quality US government obligations and cash, unless we can find better alternatives. Our interest rate risk is lower than the CI’s fixed income benchmark and likely to stay there. We expect to use these high-quality investments to fund rebalancing moves into dislocated assets, if opportunities present themselves. We followed this approach in late February and again in mid-March 2020 by selling appreciating Treasuries to invest in plummeting equities. Maintaining liquidity when others are seeking it allows us to take advantage of such opportunities if they arise.
We made use of derivatives, as needed, for MAF in 2020, primarily using passive index futures to balance geographic exposures, maintain overall equity exposure, and manage liquidity. MAF invested in currency forwards to keep fund-level exposure to given currencies (e.g., the Chinese yuan) within desired limits. In each case, this use of futures and forwards performed within expectations providing an overall positive impact on the Fund’s return. In addition to the use of forwards and futures, we and certain of MAF’s underlying separate account managers use derivatives (primarily total return swaps and options) in executing MAF’s investment strategies. During 2020 such use had an immaterial impact on the Fund’s return. In light of the volatility in the markets, we purchased puts as a form of buying “insurance” on the market so that the Fund could remain slightly overweight equities. Although the insurance ultimately expired, we continue to believe that the combination of greater equity exposure and insurance overall benefited to the Fund.
In sum, MAF had a very strong 2020 in terms of both its absolute and relative returns. The powerful surge in global equity prices off the March 2020 lows disproportionately favored Chinese and US stocks relative to stocks in other regions, and growth over value stocks. As discussed, those trends were either neutral or positive to the Fund. Beneficial macro positioning coupled with many of MAF’s equity managers having robust relative performance, also contributed to a strong overall year. Relative to its benchmarks, MAF captured approximately 138% of 2020’s return of the CI and 133% of the return of a passive 65/35 Mix of global stocks and fixed income. MAF’s modest overweight to equities in general again helped the Fund, as equities rebounded to a compelling year-end finish. The US versus non-US and growth versus value patterns tend to be cyclical in nature. Our portfolio positioning toward a balanced equity exposure across growth and value positioned us appropriately this year and we expect that it will continue to do so should the markets rotate back toward value stocks. We will remain focused on the Fund’s manager roster and make upgrades when opportunities arise. After trimming our exposure to China late in the fourth quarter, and redeploying capital to address our underweight to Europe, we do not currently anticipate major changes in MAF’s overall positioning.
Conclusion
Like most of you, we are ready to put 2020 in the past, and we look forward to 2021 with optimism and excitement. We are confident that our manager roster is robust, and our team is fully engaged and well prepared to meet the upcoming market environment.
As always, we value the trust you have placed in us, and we sincerely appreciate the opportunity to help your organization achieve its financial goals. We wish you and the world a healthy 2021.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting https://tipfunds.org/files/performance/Mutual%20Fund%20Standardized%20Performance.pdf. MAF segment or category returns reflect the deduction of management fees earned by relevant managers but not the deduction of other fees and expenses of the fund. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details. One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses. Manager exposures and the performance described above may be achieved via separate accounts, via funds offered by such managers.
The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, and below investment grade bonds; and engages in shortselling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund’s assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaud ited)Total return for the periods ended 12/31/20
	Calendar Year 2020	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	18.48%	7.97%	9.22%	7.02%	7.95%	616.72%
After Deduction of Entry/Exit Fees*	17.65%	7.72%	9.07%	6.95%	7.92%	611.37%
MSCI ACW Index	16.25%	10.05%	12.24%	9.12%	7.55%	552.12%
CPI + 5% per annum	6.42%	6.93%	7.03%	6.81%	7.22%	502.99%
MAF Constructed Index	13.37%	8.33%	9.48%	6.56%	7.41%	530.64%
65/35 Mix	13.90%	8.80%	9.74%	7.52%	7.17%	495.43%

*
Effective October 1, 2020, the entry and exit fees for TIFF Multi-Asset Fund were lowered from 0.50% to 0.35%. See Note 10 for additional information.

See Index Descriptions starting on page 56 for details and descriptions of MAF Indices.
Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2019 was 1.61% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2019, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio may differ for 2020.
Commencement of operations was March 31, 1995. The fund currently assesses entry and exit fees, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
Performance of a $2,500,000 Investment (Unaudited) Ten year period ended 12/31/20
See Index Descriptions starting on page 56 for details and descriptions of MAF Indices.
Past performance is not a guarantee of future results.
The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.35% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares. Effective October 1, 2020, the entry and exit fees for TIFF Multi-Asset Fund were lowered from 0.50% to 0.35%. See Note 10 for additional information.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
Summary Schedule of Investments (Unaudited)
Foreign Common Stocks	33.5%
US Common Stocks	30.8%
Private Investment Funds	12.2%
Repurchase Agreement	11.6%
US Treasury Bonds/Notes	6.5%
Exchange-Traded Funds (ETFs)	6.0%
US Treasury Bills	5.4%
Participation Notes	0.4%
Preferred Stocks	0.2%
Warrants	0.1%
Purchased Option Contracts	0.1%
Structured Notes	0.0%
Rights	0.0%
Corporate Bonds	0.0%
Convertible Bonds	0.0%
Disputed Claims Receipt	0.0%
Total Investments	106.8%
Securities Sold Short	(6.8)%
Other Assets in Excess of Other Liabilities	0.0%
Net Assets	100.0%
Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
Fund Expenses (Unaudited)
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Including Expenses for Securities Sold Short*			Excluding Expenses for Securities Sold Short*
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period** 7/1/20 – 12/31/20	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period** 7/1/20 – 12/31/20
1) Actual	$1,000.00	$1,184.00	$13.61	$1,000.00	$1,184.00	$12.02
2) Hypothetical	$1,000.00	$1,012.67	$12.55	$1,000.00	$1,014.13	$11.09

*
Expenses on Securities Sold Short include dividends and interest on securities sold short and broker fees on securities sold short.

**
Expenses are equal to the fund’s annualized expense ratio of 2.48% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Excluding expenses for securities sold short, expenses incurred by the fund were 2.19%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
Financial Highlights
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
For a share outstanding throughout each period
Net asset value, beginning of year	$14.22	$12.02	$14.53	$14.12	$14.25
Income (loss) from investment operations
Net investment income (loss) (a)	(0.14)	0.12	0.12	0.07	0.10
Net realized and unrealized gain (loss) on investments	2.75	2.05	(1.63)	2.48	0.51
Total from investment operations	2.61	2.17	(1.51)	2.55	0.61
Less distributions from
Net investment income	—	—	(0.25)	(0.75)	(0.04)
Net realized gains	(0.15)	—	(0.67)	(1.41)	(0.30)
Return of capital	—	—	(0.10)	—	(0.42)
Total distributions	(0.15)	—	(1.02)	(2.16)	(0.76)
Entry/exit fee per share (a)	0.03	0.03	0.02	0.02	0.02
Net asset value, end of year	$16.71	$14.22	$12.02	$14.53	$14.12
Total return (b)	18.57%(c)	18.39%	(10.27)%	18.24%	4.45%
Ratios/supplemental data
Net assets, end of year (000s)	$1,563,172	$1,912,954	$2,498,944	$3,754,026	$4,126,979
Ratio of expenses to average net assets (d)	2.22%(e)	1.00%	0.78%	0.94%	0.90%
Ratio of expenses to average net assets, excluding expenses for securities sold short (d)	1.92%(e)	0.78%	0.72%	0.93%	0.87%
Ratio of net investment income (loss) to average net assets	(0.97)%	0.92%	0.85%	0.47%	0.70%
Portfolio turnover	146%	114%	66%	58%	65%

(a)
Calculation based on average shares outstanding.

(b)
Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

(e)
Certain money managers have generated exceedingly strong positive performance relative to their respective benchmarks. The expense ratio for the year ended December 31, 2020 includes performance fees earned by those money managers representing 1.11% of the expense ratio.

See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Investments — 106.8% of net assets
Common Stocks — 64.3%
US Common Stocks — 30.8%
Aerospace & Defense — 1.0%
Curtiss-Wright Corp.	2,104	$244,800
General Dynamics Corp.	1,051	156,410
Hexcel Corp.	992	48,102
Howmet Aerospace, Inc.	14,671	418,710
Huntington Ingalls Industries, Inc. (b)	2,974	507,008
Lockheed Martin Corp.	1,305	463,249
Northrop Grumman Corp.	1,720	524,118
Raytheon Technologies Corp.	2,400	171,624
TransDigm Group, Inc. (a)	19,985	12,367,717
		14,901,738
Air Freight & Logistics — 0.0%
FedEx Corp.	1,621	420,844
Airlines — 0.0%
Alaska Air Group, Inc.	2,117	110,084
Auto Components — 0.0%
BorgWarner, Inc.	2,773	107,149
Dana, Inc.	8,309	162,192
Goodyear Tire & Rubber Co. (The)	37,519	409,332
		678,673
Automobiles — 0.2%
Ford Motor Co.	63,000	553,770
Tesla, Inc. (a)	2,946	2,078,904
Thor Industries, Inc.	721	67,046
		2,699,720
Beverages — 0.7%
Brown-Forman Corp., Class B	57,195	4,542,999
Coca-Cola Co. (The)	6,731	369,128
PepsiCo, Inc.	37,127	5,505,934
		10,418,061
Biotechnology — 0.3%
AbbVie, Inc. (b)	9,851	1,055,535
Alexion Pharmaceuticals, Inc. (a)	792	123,742
Biogen, Inc. (a) (b)	4,031	987,031
BioMarin Pharmaceutical, Inc. (a)	1,514	132,763
Emergent BioSolutions, Inc. (a)	684	61,286
Exelixis, Inc. (a)	9,639	193,455
Gilead Sciences, Inc. (b)	10,069	586,620
Moderna, Inc. (a)	720	75,218
United Therapeutics Corp. (a)	3,629	550,846
Vertex Pharmaceuticals, Inc. (a)	3,682	870,204
		4,636,700
Building Products — 0.1%
Carrier Global Corp.	6,778	255,666
Johnson Controls International plc	16,776	781,594
		1,037,260
Capital Markets — 0.3%
Bank of New York Mellon Corp. (The)	18,215	773,044
Eaton Vance Corp.	420	28,531
	Number of Shares	Value
Evercore, Inc., Class A	2,320	$254,365
Federated Hermes, Inc., Class B	16,876	487,548
Franklin Resources, Inc.	14,948	373,550
Star Peak Energy Transition Corp., Class A (a) (b)	74,926	1,532,986
State Street Corp.	1,651	120,160
Virtu Financial, Inc., Class A	18,409	463,354
		4,033,538
Chemicals — 0.2%
Cabot Corp.	8,833	396,425
CF Industries Holdings, Inc.	5,600	216,776
Dow, Inc.	901	50,005
DuPont de Nemours, Inc.	3,365	239,285
Eastman Chemical Co. (b)	1,275	127,857
Element Solutions, Inc.	5,432	96,309
Huntsman Corp.	5,562	139,829
Minerals Technologies, Inc.	1,157	71,873
Mosaic Co. (The)	8,786	202,166
NewMarket Corp.	797	317,437
Sensient Technologies Corp.	5,684	419,309
Valvoline, Inc.	3,197	73,979
W.R. Grace & Co.	4,168	228,490
		2,579,740
Commercial Banks — 0.2%
Associated Banc-Corp.	58,218	992,617
BOK Financial Corp.	3,123	213,863
Cathay General Bancorp	10,589	340,860
Fifth Third Bancorp	1,606	44,277
First Horizon National Corp.	3,359	42,861
FNB Corp/PA	30,256	287,432
Fulton Financial Corp.	22,165	281,939
International Bancshares Corp.	2,438	91,279
People’s United Financial, Inc.	26,127	337,822
Trustmark Corp.	15,898	434,174
UMB Financial Corp.	3,695	254,918
Umpqua Holdings Corp.	3,011	45,587
		3,367,629
Commercial Services & Supplies — 0.1%
Clean Harbors, Inc. (a)	989	75,263
Healthcare Services Group, Inc.	17,256	484,893
Herman Miller, Inc.	2,574	87,001
HNI Corp.	19,944	687,270
KAR Auction Services, Inc.	5,560	103,472
Waste Management, Inc. (b)	3,343	394,240
		1,832,139
Communications Equipment — 0.1%
Ciena Corp. (a) (b)	2,569	135,772
Cisco Systems, Inc. (b)	30,538	1,366,575
CommScope Holding Co., Inc. (a)	4,383	58,732
Juniper Networks, Inc. (b)	1,268	28,543
NetScout Systems, Inc. (a)	5,069	138,992
		1,728,614

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Computers & Peripherals — 0.5%
Apple, Inc. (b)	46,719	$6,199,144
Dell Technologies, Inc., Class C (a)	5,021	367,989
HP, Inc.	52,919	1,301,278
NCR Corp. (a)	2,605	97,870
NetApp, Inc.	1,015	67,234
Seagate Technology plc	3,907	242,859
Xerox Holdings Corp.	7,163	166,110
		8,442,484
Construction & Engineering — 0.1%
D.R. Horton, Inc.	519	35,769
EMCOR Group, Inc.	3,125	285,812
KB Home	5,311	178,025
KBR, Inc.	6,289	194,519
PulteGroup, Inc.	11,781	507,997
Quanta Services, Inc.	1,730	124,595
TRI Pointe Group, Inc. (a)	8,377	144,503
		1,471,220
Consumer Finance — 0.1%
Ally Financial, Inc.	2,976	106,124
Capital One Financial Corp. (b)	5,161	510,165
SLM Corp.	32,130	398,091
Synchrony Financial (b)	6,224	216,035
		1,230,415
Containers & Packaging — 0.1%
Berry Global Group, Inc. (a)	740	41,581
Graphic Packaging Holding Co.	3,964	67,150
Greif, Inc., Class A	977	45,802
International Paper Co.	8,523	423,763
Silgan Holdings, Inc.	5,223	193,669
Sonoco Products Co.	2,661	157,664
Westrock Co.	3,032	131,983
		1,061,612
Distributors — 0.0%
Genuine Parts Co.	346	34,749
Diversified Consumer Services — 0.0%
Adtalem Global Education, Inc. (a)	2,663	90,409
Strategic Education, Inc.	1,690	161,108
		251,517
Diversified Financial Services — 0.5%
Bank of America Corp.	3,470	105,176
Berkshire Hathaway, Inc., Class B (a) (b)	7,588	1,759,430
Cboe Global Markets, Inc.	4,494	418,481
Citigroup, Inc.	13,285	819,153
JPMorgan Chase & Co. (b)	3,034	385,530
Moody’s Corp. (b)	850	246,704
Northern Genesis Acquisition Corp. (a) (c) (d)	71,600	976,428
Rice Acquisition Corp. (a)	82,340	931,266
S&P Global, Inc.	1,132	372,122
Subversive Capital Acquistion Corp., Class A (a) (b)	58,100	587,972
US Bancorp	2,831	131,896
	Number of Shares	Value
Washington Mutual, Inc. (a) (c) (e)	33,600	$—
Wells Fargo & Co. (b)	16,276	491,210
		7,225,368
Diversified Telecommunication Services — 0.0%
AT&T, Inc.	5,806	166,980
Verizon Communications, Inc. (b)	7,009	411,779
		578,759
Electric Utilities — 0.0%
Hawaiian Electric Industries, Inc.	1,353	47,883
IDACORP, Inc.	2,381	228,647
Pinnacle West Capital Corp.	3,560	284,622
		561,152
Electrical Equipment — 0.1%
Acuity Brands, Inc.	1,588	192,291
Eaton Corp. plc (b)	745	89,504
GrafTech International, Ltd.	29,860	318,308
Hubbell, Inc.	821	128,724
Regal Beloit Corp.	2,368	290,814
		1,019,641
Electronic Equipment, Instruments & Components — 0.3%
Arrow Electronics, Inc. (a) (b)	14,494	1,410,266
Avnet, Inc.	24,607	863,952
CDW Corp.	2,727	359,392
Dolby Laboratories, Inc., Class A	1,593	154,728
Jabil, Inc.	13,253	563,650
National Instruments Corp.	9,582	421,033
SYNNEX Corp.	11,137	906,997
Vishay Intertechnology, Inc. (b)	34,542	715,365
		5,395,383
Energy Equipment & Services — 0.2%
Cactus, Inc., Class A (b)	35,020	912,971
NexTier Oilfield Solutions, Inc. (a)	632,662	2,176,357
Schlumberger NV	9,531	208,062
		3,297,390
Food & Staples Retailing — 0.1%
Kroger Co. (The)	18,767	596,040
Sprouts Farmers Market, Inc. (a)	5,312	106,771
Walmart, Inc. (b)	9,531	1,373,894
		2,076,705
Food Products — 0.5%
Archer-Daniels-Midland Co.	2,496	125,823
Bunge, Ltd.	839	55,022
Hershey Co. (The)	431	65,654
Ingredion, Inc.	1,803	141,842
Kraft Heinz Co. (The)	1,748	60,586
McCormick & Co., Inc.	60,032	5,739,059
Pilgrim’s Pride Corp. (a)	2,042	40,044
TreeHouse Foods, Inc. (a)	3,716	157,893
Tyson Foods, Inc., Class A (b)	19,431	1,252,134
		7,638,057

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Health Care Equipment & Supplies — 1.3%
Abbott Laboratories (b)	3,767	$412,449
Baxter International, Inc. (b)	10,521	844,205
Becton Dickinson and Co.	19,090	4,776,700
Boston Scientific Corp. (a)	21,663	778,785
DENTSPLY SIRONA, Inc.	3,717	194,622
Haemonetics Corp. (a)	1,282	152,238
Hill-Rom Holdings, Inc.	5,571	545,791
Hologic, Inc. (a)	7,564	550,886
ICU Medical, Inc. (a)	886	190,038
IDEXX Laboratories, Inc. (a)	10,253	5,125,167
NuVasive, Inc. (a)	2,192	123,475
Quidel Corp. (a)	469	84,256
Stryker Corp.	24,135	5,914,040
Zimmer Biomet Holdings, Inc.	1,072	165,184
		19,857,836
Health Care Providers & Services — 0.4%
AmerisourceBergen Corp.	3,906	381,851
Anthem, Inc.	1,710	549,064
Cardinal Health, Inc. (b)	16,475	882,401
Cerner Corp.	4,867	381,962
Cigna Corp.	496	103,257
CVS Health Corp.	8,018	547,629
HCA Healthcare, Inc.	1,254	206,233
Humana, Inc. (b)	1,319	541,146
McKesson Corp. (b)	4,968	864,035
Quest Diagnostics, Inc.	1,585	188,884
Tenet Healthcare Corp. (a)	1,915	76,466
UnitedHealth Group, Inc.	1,119	392,411
Universal Health Services, Inc., Class B	3,857	530,338
		5,645,677
Health Care Technology — 1.1%
Change Healthcare, Inc. (a)	2,073	38,661
GoodRx Holdings, Inc., Class A (a)	440,758	17,780,178
		17,818,839
Hotels, Restaurants & Leisure — 0.7%
Boyd Gaming Corp.	5,604	240,524
Chipotle Mexican Grill, Inc. (a)	55	76,269
Cracker Barrel Old Country Store, Inc.	380	50,130
Domino’s Pizza, Inc.	617	236,595
Extended Stay America, Inc.	10,250	151,803
Jack in the Box, Inc.	4,955	459,824
Marriott Vacations Worldwide Corp.	2,037	279,517
McDonald’s Corp. (b)	2,437	522,931
MGM Resorts International	7,020	221,200
Papa John’s International, Inc.	2,713	230,198
Scientific Games Corp., Class A (a)	5,801	240,684
Starbucks Corp.	56,696	6,065,338
Wendy’s Co. (The)	19,524	427,966
Wingstop, Inc.	1,793	237,662
Wyndham Worldwide Corp.	7,864	352,779
Yum! Brands, Inc.	5,772	626,608
		10,420,028

	Number of Shares	Value
Household Durables — 0.0%
Mohawk Industries, Inc. (a)	1,589	$223,970
Tempur Sealy International, Inc. (a)	3,362	90,774
		314,744
Household Products — 0.2%
Church & Dwight Co., Inc.	19,930	1,738,494
Kimberly-Clark Corp.	5,245	707,183
Procter & Gamble Co. (The) (b)	5,869	816,613
		3,262,290
Industrial Conglomerates — 0.0%
3M Co.	1,239	216,565
General Electric Co.	39,397	425,487
		642,052
Insurance — 0.1%
Allstate Corp. (The) (b)	9,142	1,004,980
American National Group, Inc.	501	48,156
Fidelity National Financial, Inc.	6,373	249,121
First American Financial Corp.	3,882	200,428
Mercury General Corp.	4,125	215,366
MetLife, Inc.	1,799	84,463
Prudential Financial, Inc.	1,677	130,923
Travelers Companies, Inc. (The) (b)	1,310	183,885
Unum Group	1,359	31,175
		2,148,497
Internet & Catalog Retail — 2.2%
Amazon.com, Inc. (a) (b)	6,388	20,805,269
Booking Holdings, Inc. (a)	185	412,045
eBay, Inc. (b)	223,654	11,238,613
Etsy, Inc. (a)	3,553	632,114
Qurate Retail, Inc., Series A	70,764	776,281
Wayfair, Inc., Class A (a)	1,131	255,391
		34,119,713
Internet Software & Services — 3.1%
Alphabet, Inc., Class A (a) (b)	1,434	2,513,286
Alphabet, Inc., Class C (a) (b)	1,149	2,012,910
Facebook, Inc., Class A (a) (b)	92,192	25,183,167
GrubHub, Inc. (a)	345	25,623
IAC/InterActiveCorp. (a)	3,968	751,341
Match Group, Inc. (a)	424	64,104
Pinterest, Inc., Class A (a)	249,098	16,415,558
VeriSign, Inc. (a)	2,094	453,142
Yelp, Inc. (a) (b)	18,204	594,725
Zillow Group, Inc., Class C (a)	1,198	155,500
		48,169,356
IT Services — 2.9%
Alliance Data Systems Corp.	4,059	300,772
Amdocs, Ltd.	4,463	316,560
Automatic Data Processing, Inc.	38,779	6,832,860
Booz Allen Hamilton Holding Corp.	859	74,888
CACI International, Inc., Class A (a)	2,450	610,858
Cognizant Technology Solutions Corp., Class A	4,116	337,306

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
DXC Technology Co. (b)	5,265	$135,574
Fiserv, Inc. (a)	87,259	9,935,310
Gartner, Inc. (a)	356	57,028
International Business Machines Corp. (IBM) (b)	7,548	950,142
Mastercard, Inc., Class A	2,511	896,276
MAXIMUS, Inc.	3,027	221,546
PayPal Holdings, Inc. (a)	36,003	8,431,903
Perspecta, Inc.	4,613	111,081
Visa, Inc., Class A	71,067	15,544,485
		44,756,589
Leisure Equipment & Products — 0.0%
Brunswick Corp.	670	51,081
Peloton Interactive, Inc., Class A (a)	3,773	572,440
Polaris, Inc.	1,341	127,770
		751,291
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc. (b)	1,401	166,004
Bio-Rad Laboratories, Inc., Class A (a)	259	150,981
Charles River Laboratories International, Inc. (a)	482	120,433
Illumina, Inc. (a)	590	218,300
IQVIA Holdings, Inc. (a)	2,333	418,004
PerkinElmer, Inc.	393	56,395
PRA Health Sciences, Inc. (a)	2,377	298,171
Thermo Fisher Scientific, Inc. (b)	1,680	782,510
Waters Corp. (a)	25,704	6,359,684
		8,570,482
Machinery — 0.3%
AGCO Corp.	4,822	497,100
Allison Transmission Holdings, Inc.	12,324	531,534
Caterpillar, Inc.	868	157,993
Chart Industries, Inc. (a) (b)	8,101	954,217
Crane Co.	4,746	368,575
Cummins, Inc. (b)	1,052	238,909
Donaldson Co., Inc.	3,522	196,809
Flowserve Corp.	4,663	171,832
Fortive Corp.	4,684	331,721
ITT, Inc.	5,215	401,659
Oshkosh Corp. (b)	6,356	547,061
Snap-on, Inc.	485	83,003
Terex Corp.	4,698	163,913
Timken Co. (The)	7,178	555,290
Westinghouse Air Brake Technologies, Corp.	365	26,718
		5,226,334
Media — 1.8%
AMC Networks, Inc., Class A (a)	6,255	223,741
Charter Communications, Inc., Class A (a)	15,564	10,296,364
Comcast Corp., Class A (b)	17,012	891,429
Interpublic Group of Cos, Inc. (The)	17,951	422,208
	Number of Shares	Value
Lions Gate Entertainment Corp., Class A (a)	8,375	$95,224
Netflix, Inc. (a)	26,798	14,490,483
Nexstar Media Group, Inc., Class A	462	50,446
Omnicom Group, Inc.	7,092	442,328
Roku, Inc. (a)	1,657	550,157
TEGNA, Inc.	4,159	58,018
Walt Disney Co. (The) (a) (b)	1,432	259,450
World Wrestling Entertainment, Inc., Class A	3,726	179,034
		27,958,882
Metals & Mining — 0.1%
Bullfrog Gold Corp. (a)	210,500	66,975
Commercial Metals Co.	12,024	246,973
Reliance Steel & Aluminum Co. (b)	3,759	450,140
Royal Gold, Inc.	4,312	458,624
Steel Dynamics, Inc.	11,362	418,917
Worthington Industries, Inc.	4,335	222,559
		1,864,188
Multi-Utilities — 0.0%
NorthWestern Corp.	446	26,006
Multiline Retail — 0.1%
Kohl’s Corp.	20,864	848,956
Target Corp.	6,030	1,064,476
		1,913,432
Oil, Gas & Consumable Fuels — 2.4%
Brigham Minerals, Inc., Class A (b)	399,015	4,385,175
Cheniere Energy, Inc. (a) (b)	26,403	1,584,972
Chevron Corp.	402	33,949
Cimarex Energy Co. (b)	106,187	3,983,074
CNX Resources Corp. (a) (b)	124,803	1,347,872
Comstock Resources, Inc. (a)	524,923	2,293,914
Concho Resources, Inc. (b)	39,248	2,290,121
Devon Energy Corp. (b)	129,656	2,049,861
EOG Resources, Inc.	451	22,491
EQT Corp. (b)	192,156	2,442,303
Exxon Mobil Corp. (b)	7,060	291,013
Goodrich Petroleum Corp. (a)	55,083	555,787
Hess Corp. (b)	24,312	1,283,431
HollyFrontier Corp.	3,105	80,264
Kinder Morgan, Inc.	10,609	145,025
Murphy Oil Corp. (b)	6,847	82,849
Parsley Energy, Inc., Class A (b)	96,829	1,374,972
PDC Energy, Inc. (a) (b)	212,142	4,355,275
Range Resources Corp. (b)	313,548	2,100,772
Southwestern Energy Co. (a)	720,854	2,148,145
Targa Resources Corp. (b)	84,073	2,217,846
World Fuel Services Corp.	19,947	621,549
WPX Energy, Inc. (a) (b)	149,355	1,217,243
		36,907,903

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Personal Products — 0.4%
Estee Lauder Companies, Inc. (The), Class A	23,122	$6,154,845
Nu Skin Enterprises, Inc., Class A	8,801	480,799
		6,635,644
Pharmaceuticals — 0.7%
Bristol-Myers Squibb Co. (b)	13,616	844,601
Eli Lilly & Co.	1,314	221,856
Horizon Therapeutics plc (a)	1,451	106,141
Johnson & Johnson (b)	44,372	6,983,265
Merck & Co., Inc. (b)	19,087	1,561,317
Pfizer, Inc. (b)	18,286	673,108
Planet 13 Holdings, Inc. (a)	15,000	83,549
Viatris, Inc. (a)	29,964	561,525
Walgreens Boots Alliance, Inc.	11,955	476,765
		11,512,127
Professional Services — 1.1%
CoreLogic, Inc.	2,494	192,836
CoStar Group, Inc. (a)	148	136,794
H&R Block, Inc.	34,707	550,453
ManpowerGroup, Inc. (b)	6,839	616,741
Nielsen Holdings plc	738,343	15,409,218
Robert Half International, Inc.	7,139	446,045
		17,352,087
Real Estate Investment Trusts (REITs) — 0.5%
American Campus Communities, Inc.	735	31,436
Apartment Investment and Management Co., Class A	12,251	64,685
Boston Properties, Inc. (b)	6,175	583,722
Brandywine Realty Trust	38,311	456,284
Equity Commonwealth	144,185	3,933,367
Equity Residential	2,008	119,034
Healthcare Realty Trust, Inc.	903	26,729
Highwoods Properties, Inc.	9,860	390,752
Hudson Pacific Properties, Inc.	16,602	398,780
Kilroy Realty Corp.	11,968	686,963
Lamar Advertising Co., Class A	1,577	131,238
Regency Centers Corp.	4,481	204,289
Service Properties Trust	22,412	257,514
Urban Edge Properties	19,516	252,537
Weingarten Realty Investors	7,755	168,051
		7,705,381
Road & Rail — 0.1%
Knight-Swift Transportation Holdings, Inc.	12,024	502,844
Ryder System, Inc.	801	49,470
Schneider National, Inc., Class B	20,040	414,828
Werner Enterprises, Inc.	12,124	475,503
		1,442,645
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc. (a)	3,001	275,222
Applied Materials, Inc.	9,449	815,449
Broadcom, Inc.	2,099	919,047
Cirrus Logic, Inc. (a)	7,095	583,209
	Number of Shares	Value
First Solar, Inc. (a)	2,576	$254,818
Intel Corp. (b)	56,535	2,816,574
Lam Research Corp. (b)	1,207	570,030
Micron Technology, Inc. (a) (b)	10,896	819,161
NVIDIA Corp.	1,534	801,055
Qorvo, Inc. (a)	4,429	736,410
QUALCOMM, Inc.	2,362	359,827
Skyworks Solutions, Inc.	3,676	561,987
Synaptics, Inc. (a)	3,316	319,662
Texas Instruments, Inc.	3,505	575,275
Universal Display Corp.	120	27,576
Xilinx, Inc.	1,052	149,142
		10,584,444
Software — 2.7%
ACI Worldwide, Inc. (a)	685	26,325
Activision Blizzard, Inc. (b)	9,684	899,159
Adobe, Inc. (a) (b)	2,922	1,461,351
Aspen Technology, Inc. (a)	1,428	185,997
Autodesk, Inc. (a)	2,377	725,793
Blackbaud, Inc.	1,409	81,102
Cadence Design Systems, Inc. (a)	2,657	362,495
CDK Global, Inc.	7,510	389,243
Citrix Systems, Inc.	595	77,410
CommVault Systems, Inc. (a) (b)	6,092	337,314
Datadog, Inc., Class A (a)	56,508	5,562,648
DocuSign, Inc. (a)	1,185	263,425
Dropbox, Inc., Class A (a)	16,073	356,660
Electronic Arts, Inc.	5,074	728,626
Fair Isaac Corp. (a)	479	244,788
Fortinet, Inc. (a)	3,198	474,999
Intuit, Inc. (b)	19,502	7,407,835
J2 Global, Inc. (a)	3,341	326,382
Manhattan Associates, Inc. (a)	2,011	211,517
Microsoft Corp. (b)	58,993	13,121,223
New Relic, Inc. (a)	4,023	263,104
Nortonlifelock, Inc.	9,578	199,031
Oracle Corp. (b)	17,620	1,139,838
Proofpoint, Inc. (a)	647	88,257
salesforce.com, Inc. (a)	1,628	362,279
ServiceNow, Inc. (a)	313	172,285
SS&C Technologies Holdings, Inc.	9,411	684,650
Teradata Corp. (a)	5,069	113,900
Veeva Systems, Inc., Class A (a)	273	74,324
Workday, Inc., Class A (a)	1,314	314,848
Zoom Video Communications, Inc., Class A (a)	16,991	5,731,404
		42,388,212
Specialty Retail — 0.5%
AutoNation, Inc. (a)	9,490	662,307
AutoZone, Inc. (a) (b)	22	26,080
Avis Budget Group, Inc. (a)	3,474	129,580
Best Buy Co., Inc.	8,835	881,645
Dick’s Sporting Goods, Inc.	11,395	640,513
Foot Locker, Inc.	10,028	405,532

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Gap, Inc. (The)	18,613	$375,797
Home Depot, Inc. (The) (b)	5,986	1,590,001
L Brands, Inc.	19,849	738,184
Lowe’s Cos, Inc. (b)	9,082	1,457,752
Murphy USA, Inc.	2,267	296,682
O’Reilly Automotive, Inc. (a)	53	23,986
Penske Automotive Group, Inc.	566	33,615
RH (a)	94	42,067
TJX Cos, Inc. (The)	2,277	155,496
Tractor Supply Co.	4,355	612,226
Williams-Sonoma, Inc.	2,804	285,559
		8,357,022
Textiles, Apparel & Luxury Goods — 0.6%
Deckers Outdoor Corp. (a)	5,137	1,473,189
Hanesbrands, Inc.	16,919	246,679
NIKE, Inc., Class B	41,537	5,876,239
Samsonite International SA (a) (f)	1,127,400	2,003,059
Tapestry, Inc.	13,774	428,096
		10,027,262
Thrifts & Mortgage Finance — 0.0%
Mr Cooper Group, Inc. (a)	2	62
Tobacco — 0.4%
Philip Morris International, Inc.	78,610	6,508,122
Trading Companies & Distributors — 0.1%
MSC Industrial Direct Co., Inc., Class A	6,988	589,717
Univar Solutions, Inc. (a)	10,558	200,708
		790,425
Total US Common Stocks (Cost $358,061,836)		482,406,764
Foreign Common Stocks — 33.5%
Australia — 1.5%
Atlassian Corp. plc, Class A (a)	80,675	18,867,462
Newcrest Mining, Ltd.	192,231	3,829,431
		22,696,893
Brazil — 0.1%
BrasilAgro – Co. Brasileira de Propriedades Agricolas	41,800	203,363
Centrais Eletricas Brasileiras SA	229,400	1,595,866
Embraer SA – ADR (a)	67,984	462,971
		2,262,200
Canada — 5.2%
Advantage Oil & Gas, Ltd. (a)	617,757	829,888
Alaris Equity Partners Income – Unit	33,900	402,411
Argonaut Gold, Inc. (a) (c) (d)	220,300	454,892
Ballard Power Systems, Inc. (a)	7,946	185,936
Bear Creek Mining Corp. (a)	338,251	831,743
Bragg Gaming Group, Inc. (a)	83,000	93,244
Cameco Corp.	309,277	4,144,312
Capstone Mining Corp. (a) (b)	169,500	316,922
Cenovus Energy, Inc.	253,974	1,546,310
Centerra Gold, Inc.	252,630	2,925,419
Champignon Brands, Inc. (a) (c)	75,800	46,769
Chorus Aviation, Inc.	130,900	380,493
	Number of Shares	Value
Conic Metals Corp. (a)	144,643	$53,975
Constellation Software, Inc. (b)	700	908,983
Converge Technology Solution (a)	79,400	310,015
Crescent Point Energy Corp.	577,959	1,348,526
Denison Mines Corp. (a)	844,319	557,175
Docebo, Inc. (a) (b)	5,300	344,548
Dundee Corp., Class A (a)	405,126	442,395
Dye & Durham, Ltd. (b)	12,000	476,267
Equinox Gold Corp. (a)	49,062	507,618
ERO Copper Corp. (a) (b)	13,200	211,756
Fission Uranium Corp. (a)	1,103,500	333,763
Genworth MI Canada, Inc. (b)	5,000	170,516
IAMGOLD Corp. (a)	57,766	212,001
International Tower Hill Mines, Ltd. (a)	320,700	442,566
Ivanhoe Mines, Ltd., Class A (a)	312,898	1,686,291
Largo Resources, Ltd. (a) (b)	105,800	114,702
MEG Energy Corp. (a) (b)	589,901	2,062,267
Mercer Park Brand Acquisition Corp., Class A (a)	153,700	1,549,296
MindBeacon Holdings, Inc. (a)	39,700	373,640
Minera Alamos, Inc. (a) (c) (d)	292,500	158,069
Minera Alamos, Inc. (a)	270,400	144,451
New Gold, Inc. (a)	344,456	754,359
NexGen Energy, Ltd. (a)	665,497	1,835,097
Northern Dynasty Minerals, Ltd. (a)	752,336	242,327
Northern Dynasty Minerals, Ltd. – NYSE Shares (a)	338,909	109,129
Novagold Resources, Inc. (a)	67,661	654,282
Orla Mining, Ltd. (a) (b)	70,200	378,327
Pan American Silver Corp.	13,830	476,971
Pasofino Gold, Ltd. (a)	840,000	125,383
Pipestone Energy Corp. (a)	590,589	310,861
PyroGenesis, Inc. (a)	50,000	141,802
Sangoma Technologies Corp. (a)	52,000	145,023
Seabridge Gold, Inc. (a)	119,769	2,519,769
Seabridge Gold, Inc. – NYSE Shares (a)	27,248	574,115
Seven Generations Energy, Ltd., Class A (a) (b)	177,587	922,186
Shopify, Inc., Class A (a)	28,421	32,171,151
Sienna Senior Living, Inc. (b)	61,300	680,951
Skeena Resources, Ltd. (a) (b)	165,200	446,451
Skylight Health Group, Inc. (a)	293,500	269,774
SOL Global Investments Corp. (a)	79,900	164,457
Solaris Resources, Inc. (a)	108,200	516,817
Solaris Resources, Inc. (a) (c) (d)	16,600	69,854
Sprott, Inc.	41,478	1,204,358
Standard Lithium, Ltd. (a)	74,700	167,252
Stelco Holdings, Inc. (b)	8,300	148,212
Suncor Energy, Inc. (b)	80,967	1,358,037
Teranga Gold Corp. (a) (b)	39,600	424,963
Topicus.com, Inc. (a)	1,488	46,755
Tourmaline Oil Corp. (b)	171,326	2,309,650
Trisura Group, Ltd. (a) (b)	6,900	482,821
Turquoise Hill Resources, Ltd. (a)	230,603	2,864,089
Uranium Participation Corp. (a)	448,077	1,728,382

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Victory Metals, Inc. (a)	78,300	$49,210
Western Copper & Gold Corp. (a)	96,073	118,497
Wheaton Precious Metals Corp.	27,569	1,150,730
Xebec Adsorption, Inc. (a)	101,800	683,785
		80,812,986
China — 10.2%
Air China, Ltd., Class H	880,000	693,069
Anhui Conch Cement Co., Ltd., Class A	316,000	2,498,948
AVIC Jonhon Optronic Technology Co., Ltd., Class A	160,000	1,918,201
AVICOPTER plc, Class A	240,000	2,304,482
Bilibili, Inc. – SPADR (a)	4,600	394,312
Changchun High & New Technology Industry Group, Inc., Class A	11,000	757,485
Changgang Dunxin Enterprise Co., Ltd. (a) (c) (e)	4,640,000	—
China East Education Holdings, Ltd. (f)	98,000	235,862
China Eastern Airlines Corp., Ltd., Class H	580,000	250,808
China Merchants Bank Co., Ltd., Class A	632,000	4,248,666
China Pacific Insurance Group Co., Ltd., Class A	400,000	2,353,102
China Pacific Insurance Group Co., Ltd., Class H	582,000	2,285,908
China Shenhua Energy Co., Ltd., Class H	401,000	755,601
China Southern Airlines Co., Ltd., Class H (a)	1,076,000	637,413
China Telecom Corp., Ltd., Class H	11,700,000	3,231,568
CSPC Pharmaceutical Group, Ltd.	230,000	235,197
Focus Media Information Technology Co., Ltd., Class A	2,334,425	3,531,667
Fufeng Group, Ltd. (a)	682,000	255,280
Gree Electric Appliances, Inc. of Zhuhai, Class A	750,000	7,119,901
Guangshen Railway Co., Ltd., Class H	3,456,000	624,377
Haier Smart Home Co., Ltd., Class A	630,000	2,820,205
Hengan International Group Co., Ltd.	71,500	506,202
Hongfa Technology Co., Ltd., Class A	347,000	2,888,711
Huayu Automotive Systems Co., Ltd., Class A	600,000	2,649,469
Hubei Feilihua Quartz Glass Co., Ltd., Class A	120,000	1,100,095
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	760,000	5,163,807
JD Health International, Inc. (a) (f)	4,500	87,069
JD.com, Inc. – ADR (a)	9,600	843,840
Jiangsu Hengrui Medicine Co., Ltd., Class A	121,000	2,067,024
Joincare Pharmaceutical Group Industry Co., Ltd., Class A	480,000	1,023,363
Kweichow Moutai Co., Ltd., Class A	19,000	5,806,193
Li Auto, Inc. – ADR (a)	8,200	236,406
Lufax Holding, Ltd. – ADR (a)	284,800	4,044,160
Meituan Dianping, Class B (a)	118,834	4,544,965
Midea Group Co., Ltd., Class A	435,000	6,558,966
New Hope Liuhe Co., Ltd., Class A	400,000	1,373,036
	Number of Shares	Value
Pinduoduo, Inc. – ADR (a)	30,600	$5,436,702
Ping An Insurance Group Co. of China, Ltd., Class A	315,000	4,191,266
Ping An Insurance Group Co. of China, Ltd., Class H	605,500	7,437,379
Poly Developments and Holdings Group Co., Ltd., Class A	1,420,000	3,439,126
Quectel Wireless Solutions Co., Ltd., Class A	38,000	1,086,076
Sany Heavy Industry Co., Ltd., Class A	1,185,000	6,341,153
SDIC Power Holdings Co., Ltd., Class A	1,580,000	2,088,664
Shengyi Technology Co., Ltd., Class A	635,000	2,743,151
Shenzhou International Group Holdings, Ltd.	29,700	582,526
Sichuan Kelun Pharmaceutical Co., Ltd., Class A	591,050	1,759,942
Simcere Pharmaceutical Group, Ltd. (a) (f)	480,300	555,780
Sinopharm Group Co., Ltd., Class H	502,000	1,223,670
Spring Airlines Co., Ltd., Class A	160,000	1,356,703
Tencent Holdings, Ltd.	235,100	17,178,105
Tencent Music Entertainment Group – ADR (a)	1,200	23,088
Three Squirrels, Inc., Class A	17,800	112,033
Tongkun Group Co., Ltd., Class A	954,100	3,008,819
Wanhua Chemical Group Co., Ltd., Class A	213,000	2,970,323
Weibo Corp. – SPADR (a)	20,600	844,394
Weichai Power Co., Ltd., Class A	1,975,000	4,782,791
XPeng, Inc. – ADR (a)	10,800	462,564
Yunnan Energy New Material Co., Ltd., Class C	192,000	4,177,594
Zhejiang Satellite Petrochemical Co., Ltd., Class A	553,000	2,215,046
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class A	2,050,000	3,104,618
ZTO Express Cayman, Inc. (a)	141,800	4,147,935
ZTO Express Cayman, Inc. – ADR	71,937	2,097,683
		159,412,489
Denmark — 0.9%
Coloplast A/S, Class B	32,235	4,924,280
Novo Nordisk A/S, Class B (b)	98,830	6,912,713
Orsted A/S (b) (f)	2,261	462,431
Vestas Wind Systems A/S (b)	8,885	2,102,846
		14,402,270
Finland — 0.7%
Enento Group Oyj (a) (b) (f)	5,636	231,722
Huhtamaki Oyj (b)	20,961	1,081,928
Kone Oyj, Class B	66,133	5,366,668
Nanoform Finland plc (a) (b)	137,808	1,192,385
Nordea Bank Abp (a) (b)	20,110	163,819
Sampo Oyj Shares – A (b)	52,084	2,208,851
		10,245,373
France — 1.0%
Electricite de France SA (a)	122,905	1,946,686
L’Oreal SA	19,786	7,517,820

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	9,025	$5,639,097
		15,103,603
Greece — 0.0%
Diana Shipping, Inc. (a)	215,183	415,303
Tsakos Energy Navigation, Ltd.	35,188	282,560
		697,863
Hong Kong — 1.0%
AIA Group, Ltd.	418,400	5,153,712
CECEP COSTIN New Materials Group, Ltd. (a) (c) (e)	1,736,000	—
China Mobile, Ltd.	175,000	1,000,059
Hang Seng Bank, Ltd.	24,300	419,887
Hong Kong Exchanges & Clearing, Ltd.	21,500	1,182,508
Hua Han Health Industry Holdings, Ltd. (a) (c) (e)	6,984,000	—
Luks Group Vietnam Holdings Co., Ltd.	1,682,000	278,880
PAX Global Technology, Ltd.	441,000	391,225
Shangri-La Asia, Ltd. (a)	1,934,000	1,724,891
Sino Biopharmaceutical, Ltd.	3,932,000	3,803,475
Swire Pacific, Ltd., Class A	201,000	1,117,656
Swire Properties, Ltd.	129,000	375,924
		15,448,217
Ireland — 0.1%
Accenture plc, Class A	2,146	560,557
Jazz Pharmaceuticals plc (a)	1,330	219,516
Medtronic plc (b)	10,744	1,258,552
Trane Technologies plc	1,350	195,966
		2,234,591
Japan — 6.2%
Amano Corp.	176,100	4,218,493
BML, Inc.	96,700	3,006,695
Bunka Shutter Co., Ltd.	191,700	1,809,122
DTS Corp.	35,900	740,182
Ezaki Glico Co., Ltd.	51,900	2,281,932
Fukuda Corp.	4,200	229,324
Fukuda Denshi Co., Ltd.	5,800	448,873
Fukushima Industries Corp.	26,100	1,135,727
Glory, Ltd.	97,900	1,977,312
Hakuhodo DY Holdings, Inc.	339,100	4,661,155
Hitachi, Ltd.	129,400	5,106,048
Hogy Medical Co., Ltd.	143,800	4,679,613
Hoshizaki Corp.	23,900	2,196,185
Inpex Corp.	185,800	1,004,065
Japan Petroleum Exploration Co., Ltd.	12,600	229,089
Japan Steel Works, Ltd. (The)	29,500	881,050
Kamigumi Co., Ltd.	37,100	678,053
Miraca Holdings, Inc.	150,300	4,051,287
Mitsubishi Corp.	78,900	1,945,739
Mitsubishi Estate Co., Ltd.	243,300	3,929,139
Mitsui & Co., Ltd.	101,700	1,865,818
Mitsui Fudosan Co., Ltd.	190,300	4,011,120
Morinaga & Co., Ltd.	108,200	4,071,087
NEC Corp.	8,600	460,467
	Number of Shares	Value
Nippon Densetsu Kogyo Co., Ltd.	9,200	$190,806
Nohmi Bosai, Ltd.	43,600	951,680
Noritz Corp.	75,000	1,173,045
OKUMA Corp.	80,600	4,519,121
Organo Corp.	11,400	679,442
Secom Co., Ltd.	50,900	4,699,492
Sekisui Jushi Corp.	2,300	48,660
Seven Bank, Ltd.	1,668,100	3,526,641
Shibuya Corp.	11,200	384,092
Sinko Industries, Ltd.	67,700	1,167,009
SK Kaken Co., Ltd.	7,700	2,893,454
Sumitomo Warehouse Co., Ltd. (The)	354,500	4,540,833
Suzuken Co., Ltd.	11,700	423,203
Tachi-S Co., Ltd.	12,300	140,332
Takeuchi Manufacturing Co., Ltd.	172,300	4,064,928
TKC Corp.	9,100	682,908
Toei Co., Ltd.	41,400	6,769,645
TV Asahi Holdings Corp.	257,700	4,232,349
West Japan Railway Co.	14,700	772,793
		97,478,008
Kazakhstan — 0.1%
NAC Kazatomprom JSC – GDR (c) (f)	98,480	1,741,523
Lebanon — 0.0%
Solidere – ADR (a) (c) (e)	38,451	106,701
Luxembourg — 0.0%
Millicom International Cellular SA – SDR (a)	14,564	572,729
Malta — 0.3%
Kambi Group plc (a)	83,448	3,933,196
Mexico — 0.1%
Fresnillo plc	63,592	983,747
Vista Oil & Gas Sab de CV – ADR (a)	391,327	1,001,797
		1,985,544
Netherlands — 0.1%
NXP Semiconductors NV	352	55,972
Royal Dutch Shell plc, Class A – SPADR (b)	41,089	1,443,867
		1,499,839
Norway — 0.1%
Equinor ASA – SPADR (b)	82,418	1,353,304
Panama — 0.0%
Copa Holdings SA, Class A	786	60,703
Puerto Rico — 0.1%
Popular, Inc. (b)	20,037	1,128,484
Russia — 1.0%
Etalon Group plc – GDR (g)	599,848	1,037,730
Federal Grid Co. Unified Energy System PJSC	43,290,000	130,897
Federal Grid Co. Unified Energy System PJSC – MOEX Shares (a) (c)	755,953,892	2,270,130
Gazprom PAO (c)	1,361,667	3,916,259
Gazprom PJSC	5,230	15,040
Lenta, Ltd. – GDR (a) (g)	329,246	1,133,883

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
LSR Group PJSC (a) (c)	47,272	$553,655
Moscow Exchange MICEX-RTS PJSC	234,677	505,339
Polyus PJSC – GDR (g)	12,305	1,239,817
RusHydro PJSC	6,535,000	69,299
RusHydro PJSC – MOEX Shares (a) (c)	240,386,380	2,542,567
Sberbank of Russia PJSC	401,774	1,472,376
		14,886,992
Singapore — 1.3%
First Resources, Ltd.	294,100	284,514
Golden Agri-Resources, Ltd.	19,378,700	2,328,391
Sea, Ltd. – ADR (a)	87,676	17,451,908
		20,064,813
South Africa — 0.1%
Gold Fields, Ltd.	108,171	1,003,261
Impala Platinum Holdings, Ltd.	31,873	438,320
		1,441,581
South Korea — 0.5%
Hankook Technology Group Co., Ltd.	41,668	561,029
Korea Electric Power Corp. – SPADR (a)	109,433	1,342,743
Korean Reinsurance Co.	49,066	357,444
KT Corp. (a)	39,961	883,245
KT Corp. – SPADR (a)	255,311	2,810,974
LG Corp.	6,682	539,198
LG Uplus Corp.	91,369	989,622
Pyeong Hwa Automotive Co., Ltd.	27,811	235,195
		7,719,450
Spain — 0.3%
Amadeus IT Group SA	71,069	5,145,235
Sri Lanka — 0.1%
Hemas Holdings plc	1,337,560	722,583
Sweden — 0.9%
AF POYRY AB (a) (b)	8,350	255,348
Atlas Copco AB Shares – B (b)	8,379	376,444
Autoliv, Inc.	1,004	92,468
Beijer Ref AB (b)	5,482	250,752
Boule Diagnostics AB (a)	36,306	264,097
Bygghemma Group First AB (a) (b)	27,375	594,509
Eastnine AB	78,560	1,193,657
Essity AB, Class B (b)	30,627	984,273
Fortnox AB (b)	19,331	1,080,885
Greater Than AB (a)	93,607	876,071
Infant Bacterial Therapeutics AB (a)	15,567	211,806
Investor AB Shares – B (b)	19,539	1,428,052
Karnov Group AB (b)	88,419	637,710
Kinnevik AB, Class B (a) (b)	14,521	732,968
Modern Times Group MTG AB Shares – B (a) (b)	21,789	390,600
Nolato AB, Class B (a) (b)	7,260	734,081
Nordic Entertainment Group AB, Class B (a) (b)	39,904	2,228,749
Skandinaviska Enskilda Banken AB, Class A (a) (b)	64,450	661,607
Veoneer, Inc. – SDR (a) (b)	13,408	290,260
		13,284,337

	Number of Shares	Value
Switzerland — 0.0%
Garmin, Ltd.	2,999	$358,860
Thailand — 0.0%
Kasikornbank PCL, Class F	172,200	657,337
Turkey — 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS – REIT	1,268,905	365,653
Turkiye Halk Bankasi AS (a)	368,405	275,769
		641,422
Ukraine — 0.2%
Astarta Holding NV (a)	50,967	358,693
Kernel Holding SA	106,361	1,400,286
MHP SE – GDR — OTC Shares (g)	222,612	1,343,877
		3,102,856
United Kingdom — 1.4%
Capri Holdings, Ltd. (a)	422	17,724
Diageo plc	137,024	5,415,340
Gabriel Resources, Ltd. (a)	1,962,000	354,513
InterContinental Hotels Group plc (a)	83,713	5,438,206
Intertek Group plc	17,164	1,326,385
nVent Electric plc	11,689	272,237
Sage Group plc (The)	283,244	2,256,097
Standard Chartered plc (a)	145,400	927,666
Stolt-Nielsen, Ltd.	63,405	808,839
Unilever plc	79,867	4,807,785
Yellow Cake plc (a) (f)	225,318	768,059
		22,392,851
Total Foreign Common Stocks (Cost $398,529,046)		523,594,833
Total Common Stocks (Cost $756,590,882)		1,006,001,597
Participation Notes — 0.4%
UBS AG, Beijing Roborock Technology Co., Ltd., Equity Linked Notes, Expiring 09/03/21 (China) (a)	21,300	3,374,232
UBS AG, Raytron Technology Co., Ltd., Equity Linked Notes, Expiring 10/18/21 (China) (a)	71,000	1,205,494
UBS AG, Sobute New Materials Co., Ltd., Equity Linked Notes, Expiring 08/27/21 (China) (a)	240,000	842,961
Total Participation Notes (Cost $3,309,641)		5,422,687
Structured Notes — 0.0%
Royal Bank of Canada, Canadian Imperial Bank Of Commerce; National Bank Of Canada; Royal Bank Of Canada; The Toronto-Dominion Bank, Dividend Linked Notes, Expiring 12/31/21 (Canada) (a) (c) (e) (Cost $197,330)	310,800	244,085

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Contracts	Value
Right — 0.0%
Pan American Silver Corp., Expiring 02/22/29 (Canada) (a) (c) (Cost $77,784)	367,492	$303,181
Warrants — 0.1%
Algernon Pharmaceuticals, Inc., Expiring 05/13/22 (Canada) (a) (c) (e)	52,700	28
Bragg Gaming Group, Inc., Expiring 11/18/23 (Canada) (a)	42,350	16,968
Champignon Brands, Inc., Expiring 06/11/22 (Canada) (a) (c) (e)	37,900	1,283
Charlottes Web Holdings, Inc., Expiring 12/03/21 (United States) (a)	10,900	728
Charlottes Web Holdings, Inc., Expiring 06/18/22 (United States) (a)	19,500	8,732
Drone Delivery Corp., Expiring 12/22/22 (Canada) (a)	78,550	7,405
Drone Delivery Corp., Expiring 08/05/22 (Canada) (a)	27,200	5,342
Dundee Corp., Expiring 05/13/21 (Canada) (a) (c) (e)	26,950	31,052
dynaCERT, Inc., Expiring 06/18/22 (Canada) (a)	88,550	16,696
Else Nutrition Holdings, Inc., Expiring 10/06/22 (Canada) (a)	18,800	17,280
Excellon Resources, Inc., Expiring 08/27/21 (Canada) (a)	250,000	46,154
Kirkland Lake Gold, Inc., Expiring 12/03/21 (Canada) (a) (c) (e)	26,650	3,867
Marathon Gold Corp., Expiring 05/26/21 (Canada) (a) (c) (e)	49,600	39,226
Organigram Holdings, Inc., Expiring 11/12/23 (Canada) (a) (c) (e)	128,000	20,110
Osisko Mining, Inc., Expiring 12/23/21 (Canada) (a) (c) (e)	45,150	4,687
Planet 13 Holdings, Inc., Expiring 09/10/22 (Canada) (a)	95,000	197,777
Planet 13 Holdings, Inc., Expiring 11/05/22 (Canada) (a)	83,550	105,020
Protech Home Medical Corp., Expiring 06/29/21 (Canada) (a) (c) (e)	145,150	18,760
PyroGenesis, Inc., Expiring 11/10/22 (Canada) (a) (c) (e)	25,000	8,388
Quisitive Technology Solution, Expiring 06/26/22 (Canada) (a)	28,000	7,589
Solaris Resources, Inc., Expiring 12/30/22 (Canada) (a) (c) (e)	8,300	6,593
Subversive Capital Acquistion Corp., Expiring 07/16/27 (Canada) (a)	36,350	59,978
Synaptive Medical, Inc., Expiring 12/06/22 (Canada) (a) (c) (d) (e)	37,142	6,731
Tetra Bio-Pharma, Inc., Expiring 02/13/23 (Canada) (a)	100,000	5,499
Village Farms International, Inc., Expiring 09/10/25 (Canada) (a) (c) (e)	75,000	401,053
Voyager Digital, Ltd., Expiring 01/11/21 (Canada) (a) (c) (d) (e)	95,100	516,474
Voyager Digital, Ltd., Expiring 04/15/21 (Canada) (a) (c) (d) (e)	46,100	207,978
Total Warrants (Cost $227,498)		1,761,398
	Principal Amount	Value
Corporate Bonds — 0.0%
Media — 0.0%
Catena Media plc, 5.5%, 03/02/2022 (Malta) (g) (Cost $132,072)	$126,000	$154,698
Convertible Bonds — 0.0%
Airlines — 0.0%
Air Canada, 4.000%, 07/01/25(f) (Cost $248,300)	248,300	366,243
US Treasury Bonds/Notes — 6.5%
US Treasury Inflation Indexed Note, 0.625%, 01/15/24	4,097,880	4,397,911
US Treasury Inflation Indexed Note, 0.500%, 04/15/24	6,355,990	6,812,827
US Treasury Inflation Indexed Note, 0.125%, 07/15/24	4,229,625	4,528,562
US Treasury Inflation Indexed Note, 0.125%, 10/15/24	17,752,514	19,033,561
US Treasury Inflation Indexed Note, 0.250%, 01/15/25	4,274,273	4,611,985
US Treasury Inflation Indexed Note, 0.375%, 07/15/25	4,804,848	5,277,012
US Treasury Inflation Indexed Note, 0.125%, 10/15/25	5,866,456	6,378,319
US Treasury Inflation-Indexed Bond, 0.125%, 04/15/25	10,783,325	11,599,937
US Treasury Note, 1.125%, 09/30/21	2,397,000	2,415,071
US Treasury Note, 1.750%, 04/30/22	2,366,000	2,417,387
US Treasury Note, 1.375%, 10/15/22	3,970,000	4,058,394
US Treasury Note, 1.500%, 03/31/23	3,823,000	3,939,482
US Treasury Note, 1.375%, 09/30/23	3,139,000	3,244,573
US Treasury Note, 2.500%, 05/15/24	1,721,000	1,854,512
US Treasury Note, 1.500%, 09/30/24	3,573,000	3,741,461
US Treasury Note, 2.125%, 05/15/25	2,070,000	2,234,145
US Treasury Note, 2.250%, 11/15/25	2,546,000	2,780,312
US Treasury Note, 0.375%, 11/30/25	1,028,900	1,030,347
US Treasury Note, 2.000%, 11/15/26	1,335,000	1,453,012
US Treasury Note, 0.500%, 05/31/27	1,944,000	1,937,166
US Treasury Note, 0.375%, 07/31/27	449,000	443,107
US Treasury Note, 2.250%, 08/15/27	1,052,000	1,166,487
US Treasury Note, 0.625%, 12/31/27	690,000	689,164
US Treasury Note, 2.750%, 02/15/28	1,573,000	1,803,850
US Treasury Note, 1.625%, 08/15/29	1,149,000	1,229,161
US Treasury Note, 1.500%, 02/15/30	1,321,000	1,397,525
US Treasury Note, 0.625%, 08/15/30	1,163,000	1,133,925
Total US Treasury Bonds/Notes (Cost $97,695,005)		101,609,195
	Number of Shares	Value
Acquired Funds — 18.2%
Exchange-Traded Funds (ETFs) — 6.0%
Financial Select Sector SPDR Fund	2,401,776	70,804,357
Vanguard FTSE Europe ETF (a)	379,726	22,874,694
		93,679,051
Private Investment Funds (h) — 12.2%
Canyon Value Realization Fund, LP (a) (c) (d) (e)		30,661,242

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Eversept Global Healthcare Fund, LP (a) (c) (d) (e)		$32,839,216
Farallon Capital Institutional Partners, LP (a) (c) (d) (e)		1,421,847
GSA Trend Fund, Ltd. (a) (c) (d) (e)	156,178	13,407,192
Helikon Long Short Equity Fund ICAV (a) (c) (d) (e)	10,000	5,633,080
Honeycomb Partners, LP (a) (c) (d) (e)		57,263,172
Neo Ivy Capital Fund, LP (a) (c) (d) (e)		10,115,502
Northwest Feilong Fund, Ltd. (a) (c) (d) (e)	7,235	14,973,313
QVT Roiv Hldgs Onshore, Ltd. (a) (c) (d) (e)	2,430	7,386,500
Voloridge Fund, LP (a) (c) (d) (e)		16,690,774
		190,391,838
Total Acquired Funds (Cost $217,163,852)		284,070,889
Preferred Stocks — 0.2%
Draegerwerk AG & Co. KGAA, 0.30% (Germany)	2,857	219,397
Hyundai Motor Co., Ltd., 3.34% (South Korea)	24,727	2,045,291
Qurate Retail, Inc., 8.00% (United States) (a)	2,003	198,297
Synaptive Medical, Inc., 0.00% (Canada) (a) (c) (d) (e)	74,285	185,713
Total Preferred Stocks (Cost $1,865,763)		2,648,698
	Number of Contracts	Value
Purchased Option Contracts — 0.1%
Calls — 0.0%
Air Canada, Notional Amount $1,270,000, Strike Price $25 Expiring 07/16/2021 (Canada)	508	$167,617
B2Gold Corp., Notional Amount $553,600, Strike Price $8 Expiring 02/19/2021 (Canada)	692	11,417
Cimarex Energy Co., Notional Amount $1,496,000, Strike Price $40 Expiring 01/15/2021 (United States)	374	33,660
CNX Resources Corp., Notional Amount $616,800, Strike Price $12 Expiring 01/15/2021 (United States)	514	10,280
Comstock Resources, Inc., Notional Amount $398,000, Strike Price $5 Expiring 01/15/2021 (United States)	796	6,368
EOG Resources, Inc., Notional Amount $540,500, Strike Price $57.50 Expiring 01/15/2021 (United States)	94	1,974
Essity AB, Notional Amount $10,770,000, Strike Price $300 Expiring 03/19/2021 (Sweden)	359	2,836
Exxon Mobil Corp., Notional Amount $526,500, Strike Price $45 Expiring 01/15/2021 (United States)	117	2,340
	Number of Contracts	Value
Marathon Oil Corp., Notional Amount $524,300, Strike Price $7 Expiring 01/15/2021 (United States)	749	$16,478
Murphy Oil Corp., Notional Amount $732,500, Strike Price $12.50 Expiring 01/15/2021 (United States)	586	38,090
Ovintiv, Inc., Notional Amount $702,000, Strike Price $15 Expiring 01/15/2021 (United States)	468	25,740
Range Resources Corp., Notional Amount $673,600, Strike Price $8 Expiring 01/15/2021 (United States)	842	5,894
Schlumberger NV, Notional Amount $1,029,600, Strike Price $22 Expiring 01/8/2021 (United States)	468	23,400
WPX Energy, Inc., Notional Amount $280,000, Strike Price $8 Expiring 01/15/2021 (United States)	350	17,500
Total Calls (Cost $515,919)		363,594
Puts — 0.1%
Antero Resources Corp., Notional Amount $1,218,000, Strike Price $5Expiring 01/15/2021 (United States)	2,436	41,412
Antero Resources Corp., Notional Amount $937,200, Strike Price $4 Expiring 01/15/2021 (United States)	2,343	11,715
Assa Abloy AB, Notional Amount $6,420,000, Strike Price $200 Expiring 03/19/2021 (Sweden)	321	29,652
Assa Abloy AB, Notional Amount $6,840,000, Strike Price $190 Expiring 03/19/2021 (Sweden)	360	18,815
Castellum AB, Notional Amount $6,118,000, Strike Price $190 Expiring 01/15/2021 (Sweden)	322	78
Cenovus Energy, Inc., Notional Amount $805,800, Strike Price $6 Expiring 01/15/2021 (United States)	1,343	41,633
Chart Industries, Inc., Notional Amount $930,000, Strike Price $100Expiring 01/15/2021 (United States)	93	2,790
Concho Resources, Inc., Notional Amount $1,439,200, Strike Price $56Expiring 01/15/2021 (United States)	257	24,415
Continental Resources, Inc., Notional Amount $1,053,000, Strike Price $15Expiring 01/15/2021 (United States)	702	24,570
Devon Energy Corp., Notional Amount $738,206, Strike Price $15.74Expiring 01/15/2021 (United States)	469	36,113

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Contracts	Value
Electrolux AB, Notional Amount $17,183,476, Strike Price $175.88 Expiring 03/19/2021 (Sweden)	977	$54,623
EOG Resources, Inc., Notional Amount $1,055,000, Strike Price $50Expiring 01/15/2021 (United States)	211	47,686
Exxon Mobil Corp., Notional Amount $1,688,000, Strike Price $40 Expiring 01/15/2021 (United States)	422	28,274
Fisker, Inc., Notional Amount $631,500, Strike Price $15 Expiring 01/15/2021 (United States)	421	53,046
Hess Corp., Notional Amount $1,107,750, Strike Price $52.50 Expiring 01/15/2021 (United States)	211	40,301
Hexagon AB, Notional Amount $4,320,000, Strike Price $600 Expiring 03/19/2021 (Sweden)	72	2,013
Industrivarden AB, Notional Amount $5,784,000, Strike Price $240 Expiring 03/19/2021 (Sweden)	241	6,005
Industrivarden AB, Notional Amount $13,965,000, Strike Price $210 Expiring 03/19/2021 (Sweden)	665	2,425
iShares 20+ Year Treasury Bond ETF, Notional Amount $31,141,800, Strike Price $146 Expiring 01/15/2021 (United States)	2,133	26,852
iShares China Large-Cap ETF, Notional Amount $18,907,000, Strike Price $35Expiring 01/15/2021 (United States)	5,402	1,669
Magnolia Oil & Gas Corp., Notional Amount $1,824,750, Strike Price $7.50Expiring 01/15/2021 (United States)	2,433	170,310
Plug Power, Inc., Notional Amount $760,000, Strike Price $25 Expiring 01/15/2021 (United States)	304	4,864
S&P 500 Index, Notional Amount $14,260,000, Strike Price $3,100 Expiring 01/15/2021 (United States)	46	8,210
Sandvik AB, Notional Amount $8,228,000, Strike Price $170 Expiring 03/19/2021 (Sweden)	484	7,942
Securitas AB, Notional Amount $4,199,000, Strike Price $130 Expiring 03/19/2021 (Sweden)	323	16,881
Skanska AB, Notional Amount $11,016,000, Strike Price $170 Expiring 03/19/2021 (Sweden)	648	3,544
	Number of Contracts	Value
Svenska Cellulosa AB, Notional Amount $4,062,500, Strike Price $125Expiring 03/19/2021 (Sweden)	325	$3,555
Targa Resources Corp., Notional Amount $1,172,500, Strike Price $25Expiring 01/15/2021 (United States)	469	42,210
Tesla, Inc., Notional Amount $1,105,000, Strike Price $650 Expiring 01/15/2021 (United States)	17	21,250
Volvo AB, Notional Amount $8,694,000, Strike Price $180 Expiring 03/19/2021 (Sweden)	483	24,362
Western Midstream Partners LP, Notional Amount $1,093,300, Strike Price $13Expiring 01/15/2021 (United States)	841	29,435
Williams Companies, Inc., Notional Amount $1,460,550, Strike Price $19.50Expiring 01/15/2021 (United States)	749	29,211
Total Puts (Cost $4,310,732)		855,861
Total Purchased Option Contracts (Cost $4,826,651)		1,219,455
	Number of Units	Value
Disputed Claims Receipt — 0.0%
AMR Corp. (Cost $0) (a) (c) (d) (e)	260,322	$—
	Principal Amount	Value
Short-Term Investments — 17.0%
Repurchase Agreement — 11.6%
Fixed Income Clearing Corp. issued on 12/31/20 (proceeds at maturity $181,335,743) (collateralized by US Cash Management Bill, due 05/11/21 with a total par value of  $35,766,200 and a total market value of  $35,753,825; US Treasury Bill, due 12/30/21 with a total par value of  $149,382,400 and a total market value of $149,208,668), 0.000%, 01/04/21

(Cost $181,335,743)	$181,335,743	$181,335,743
US Treasury Bills (i) — 5.4%
US Treasury Bill, 0.087%, 01/21/21(j)	45,000,000	44,997,862
US Treasury Bill, 0.104%, 04/29/21(j)	40,000,000	39,989,139
Total US Treasury Bills (Cost $84,984,489)		84,987,001
Total Short-Term Investments (Cost $266,320,232)		266,322,744
Total Investments – 106.8% (Cost $1,348,655,010)		1,670,124,870
Liabilities in Excess of Other Assets – (6.8)%		(106,952,512)
Net Assets – 100.0%		$1,563,172,358

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Securities Sold Short — (6.8)%
Common Stocks — (6.8)%
US Common Stocks — (4.6)%
Aerospace & Defense — (0.1)%
Axon Enterprise, Inc. (a)	(1,926)	$(235,993)
Boeing Co. (The)	(1,195)	(255,802)
HEICO Corp.	(2,249)	(297,768)
Mercury Systems, Inc. (a)	(1,568)	(138,078)
TransDigm Group, Inc. (a)	(22)	(13,615)
Virgin Galactic Holdings, Inc. (a)	(1,103)	(26,174)
		(967,430)
Airlines — (0.0)%
Delta Air Lines, Inc.	(1,533)	(61,642)
JetBlue Airways Corp. (a)	(23,647)	(343,827)
Southwest Airlines Co.	(1,279)	(59,614)
		(465,083)
Auto Components — (0.0)%
Adient plc (a)	(3,037)	(105,596)
Fox Factory Holding Corp. (a)	(1,502)	(158,776)
		(264,372)
Automobiles — (0.1)%
Tesla, Inc. (a)	(2,596)	(1,831,919)
Biotechnology — (0.1%)
Acceleron Pharma, Inc. (a)	(1,273)	(162,868)
Alnylam Pharmaceuticals, Inc. (a)	(2,100)	(272,937)
Arrowhead Pharmaceuticals, Inc. (a)	(999)	(76,653)
Exact Sciences Corp. (a)	(2,469)	(327,118)
Global Blood Therapeutics, Inc. (a)	(3,164)	(137,033)
Ionis Pharmaceuticals, Inc. (a)	(2,328)	(131,625)
Iovance Biotherapeutics, Inc. (a)	(7,511)	(348,510)
Sage Therapeutics, Inc. (a)	(2,719)	(235,221)
		(1,691,965)
Building Products — (0.0)%
Builders FirstSource, Inc. (a)	(797)	(32,526)
Trex Co., Inc. (a)	(7,463)	(624,802)
		(657,328)
Capital Markets — (0.0)%
Invesco, Ltd.	(28,562)	(497,836)
Chemicals — (0.0)%
Albemarle Corp.	(4,095)	(604,094)
Commercial Banks — (0.1)%
Commerce Bancshares, Inc.	(397)	(26,076)
Sterling Bancorp	(9,916)	(178,290)
SVB Financial Group (a)	(1,223)	(474,316)
Texas Capital Bancshares, Inc. (a)	(19,569)	(1,164,356)
Truist Financial Corp.	(3,498)	(167,659)
Western Alliance Bancorp	(5,431)	(325,588)
		(2,336,285)
	Number of Shares	Value
Commercial Services & Supplies — (0.0)%
Brink’s Co. (The)	(6,574)	$(473,328)
IAA, Inc. (a)	(4,586)	(297,998)
		(771,326)
Communications Equipment — (0.0)%
Ubiquiti, Inc.	(454)	(126,444)
Computers & Peripherals — (0.0)%
Pure Storage, Inc., Class A (a)	(4,785)	(108,189)
Construction & Engineering — (0.0)%
Toll Brothers, Inc.	(7,156)	(311,071)
TopBuild Corp. (a)	(1,918)	(353,065)
		(664,136)
Containers & Packaging — (0.0)%
Ball Corp.	(2,657)	(247,579)
Diversified Consumer Services — (0.0)%
Bright Horizons Family Solutions, Inc. (a)	(2,396)	(414,484)
WW International, Inc. (a)	(1,046)	(25,522)
		(440,006)
Electric Utilities — (0.0)%
FirstEnergy Corp.	(7,037)	(215,403)
Xcel Energy, Inc.	(5,793)	(386,219)
		(601,622)
Electrical Equipment — (0.1)%
Plug Power, Inc. (a)	(13,844)	(469,450)
Sunrun, Inc. (a)	(4,868)	(337,742)
		(807,192)
Electronic Equipment, Instruments & Components — (0.1)%
Belden, Inc.	(3,450)	(144,555)
Cognex Corp.	(3,113)	(249,927)
II-VI, Inc. (a)	(12,892)	(979,276)
		(1,373,758)
Energy Equipment & Services — (0.5)%
Baker Hughes Co.	(54,315)	(1,132,468)
ChampionX Corp. (a)	(17,198)	(263,129)
Halliburton Co.	(9,443)	(178,473)
Helmerich & Payne, Inc.	(25,481)	(590,140)
Liberty Oilfield Services, Inc., Class A	(159,780)	(1,647,332)
Patterson-UTI Energy, Inc.	(245,659)	(1,292,166)
RPC, Inc. (a)	(283,123)	(891,837)
		(5,995,545)
Food & Staples Retailing — (0.0)%
Grocery Outlet Holding Corp. (a)	(5,332)	(209,281)
Food Products — (0.1)%
Beyond Meat, Inc. (a)	(8,648)	(1,081,000)
Hain Celestial Group, Inc. (The) (a)	(9,558)	(383,754)
Lamb Weston Holdings, Inc.	(2,226)	(175,275)
Post Holdings, Inc. (a)	(353)	(35,657)
		(1,675,686)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Gas Utilities — (0.1)%
Atmos Energy Corp.	(2,848)	$(271,785)
National Fuel Gas Co.	(28,864)	(1,187,176)
New Jersey Resources Corp.	(6,060)	(215,433)
		(1,674,394)
Health Care Equipment & Supplies — (0.0)%
Insulet Corp. (a)	(196)	(50,103)
Penumbra, Inc. (a)	(1,849)	(323,575)
		(373,678)
Health Care Providers & Services — (0.1)%
Encompass Health Corp.	(319)	(26,378)
Guardant Health, Inc. (a)	(2,291)	(295,264)
HealthEquity, Inc. (a)	(8,268)	(576,362)
LHC Group, Inc. (a)	(985)	(210,120)
MEDNAX, Inc. (a)	(7,097)	(174,160)
		(1,282,284)
Hotels, Restaurants & Leisure — (0.3)%
Aramark	(4,212)	(162,078)
Caesars Entertainment, Inc. (a)	(2,944)	(218,651)
Choice Hotels International, Inc.	(3,067)	(327,341)
Hyatt Hotels Corp., Class A	(804)	(59,697)
Norwegian Cruise Line Holdings, Ltd. (a)	(23,597)	(600,072)
Planet Fitness, Inc., Class A (a)	(4,183)	(324,726)
Royal Caribbean Cruises, Ltd.	(9,445)	(705,447)
		(2,398,012)
Household Products — (0.0)%
Church & Dwight Co., Inc.	(297)	(25,907)
Insurance — (0.0)%
American International Group, Inc.	(2,682)	(101,541)
Cincinnati Financial Corp.	(4,109)	(359,003)
Lincoln National Corp.	(4,155)	(209,038)
Reinsurance Group of America, Inc.	(261)	(30,250)
		(699,832)
Internet & Catalog Retail — (0.1)%
Expedia Group, Inc.	(5,803)	(768,317)
Internet Software & Services — (0.0)%
Twitter, Inc. (a)	(3,292)	(178,262)
IT Services — (0.0)%
Fastly, Inc., Class A (a)	(2,486)	(217,202)
MongoDB, Inc. (a)	(521)	(187,060)
Sabre Corp.	(4,412)	(53,032)
		(457,294)
Life Sciences Tools & Services — (0.0)%
Adaptive Biotechnologies Corp. (a)	(4,134)	(244,443)
Machinery — (0.1)%
Flowserve Corp.	(21,223)	(782,068)
Ingersoll Rand, Inc. (a)	(9,294)	(423,435)
Kennametal, Inc.	(11,049)	(400,416)
	Number of Shares	Value
Trinity Industries, Inc.	(2,268)	$(59,853)
Woodward, Inc.	(3,271)	(397,525)
		(2,063,297)
Media — (0.1)%
Altice USA, Inc., Class A (a)	(3,434)	(130,046)
Live Nation Entertainment, Inc. (a)	(8,763)	(643,905)
ViacomCBS, Inc., Class B	(4,616)	(171,992)
		(945,943)
Metals & Mining — (0.1)%
Argonaut Gold, Inc. (a)	(220,300)	(474,210)
Royal Gold, Inc.	(473)	(50,308)
United States Steel Corp.	(37,052)	(621,362)
		(1,145,880)
Multi-Utilities — (0.1)%
CenterPoint Energy, Inc.	(44,808)	(969,645)
Multiline Retail — (0.0)%
Nordstrom, Inc.	(13,534)	(422,396)
Ollie’s Bargain Outlet Holdings, Inc. (a)	(1,213)	(99,187)
		(521,583)
Oil, Gas & Consumable Fuels — (1.6)%
Antero Midstream Corp.	(252,070)	(1,943,460)
Antero Resources Corp. (a)	(231,553)	(1,261,964)
Apache Corp.	(20,549)	(291,590)
Cabot Oil & Gas Corp.	(57,491)	(935,953)
Cheniere Energy, Inc. (a)	(3,177)	(190,715)
ConocoPhillips	(3,552)	(142,044)
Continental Resources, Inc.	(111,763)	(1,821,737)
Diamondback Energy, Inc.	(15,777)	(763,607)
EOG Resources, Inc.	(35,272)	(1,759,015)
Exxon Mobil Corp.	(20,167)	(831,284)
Hess Corp.	(14,282)	(753,947)
Kinder Morgan, Inc.	(51,426)	(702,993)
Magnolia Oil & Gas Corp., Class A (a)	(766,345)	(5,410,396)
Marathon Oil Corp.	(8,444)	(56,321)
Marathon Petroleum Corp.	(7,968)	(329,556)
Matador Resources Co. (a)	(120,355)	(1,451,481)
Murphy Oil Corp.	(10,854)	(131,333)
Occidental Petroleum Corp.	(88,540)	(1,532,627)
Oneok, Inc.	(10,946)	(420,107)
Ovintiv, Inc.	(277,524)	(3,985,245)
Parsley Energy, Inc., Class A	(11,701)	(166,154)
Phillips 66	(3,414)	(238,775)
Valero Energy Corp.	(1,019)	(57,645)
Williams Cos., Inc. (The)	(4,688)	(93,994)
WPX Energy, Inc. (a)	(9,251)	(75,396)
		(25,347,339)
Personal Products — (0.0)%
Coty, Inc., Class A	(12,343)	(86,648)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Pharmaceuticals — (0.1)%
Catalent, Inc. (a)	(674)	$(70,143)
Elanco Animal Health, Inc. (a)	(5,075)	(155,650)
Nektar Therapeutics (a)	(21,155)	(359,635)
Planet 13 Holdings, Inc. (a)	(21,700)	(120,868)
Reata Pharmaceuticals, Inc., Class A (a)	(2,861)	(353,677)
		(1,059,973)
Professional Services — (0.0)%
Dun & Bradstreet Holdings, Inc. (a)	(3,015)	(75,074)
Real Estate Investment Trusts (REITs) — (0.2)%
Apple Hospitality REIT, Inc.	(36,226)	(467,678)
Brixmor Property Group, Inc.	(2,049)	(33,911)
Digital Realty Trust, Inc.	(368)	(51,340)
EPR Properties	(16,653)	(541,223)
Medical Properties Trust, Inc.	(3,383)	(73,716)
Pebblebrook Hotel Trust	(25,465)	(478,742)
Simon Property Group, Inc.	(326)	(27,801)
SL Green Realty Corp.	(490)	(29,194)
Spirit Realty Capital, Inc.	(7,801)	(313,366)
STORE Capital Corp.	(19,992)	(679,328)
Ventas, Inc.	(7,020)	(344,261)
Vornado Realty Trust	(12,644)	(472,127)
Welltower, Inc.	(1,676)	(108,303)
		(3,620,990)
Road & Rail — (0.1)%
Lyft, Inc., Class A (a)	(17,285)	(849,212)
Semiconductors & Semiconductor Equipment — (0.1)%
Cree, Inc. (a)	(7,682)	(813,524)
Software — (0.1)%
Coupa Software, Inc. (a)	(386)	(130,819)
Medallia, Inc. (a)	(10,171)	(337,881)
PagerDuty, Inc. (a)	(1,569)	(65,427)
RingCentral, Inc., Class A (a)	(971)	(367,982)
Voyager Digital, Ltd. (a)	(87,800)	(344,882)
		(1,246,991)
Specialty Retail — (0.2)%
American Eagle Outfitters, Inc.	(10,673)	(214,207)
Burlington Stores, Inc. (a)	(3,317)	(867,561)
CarMax, Inc. (a)	(1,405)	(132,716)
Carvana Co. (a)	(1,625)	(389,253)
Five Below, Inc. (a)	(3,627)	(634,652)
Ulta Beauty, Inc. (a)	(573)	(164,543)
Urban Outfitters, Inc. (a)	(8,846)	(226,458)
		(2,629,390)
Thrifts & Mortgage Finance — (0.0)%
LendingTree, Inc. (a)	(1,010)	(276,528)
Wireless Telecommunication Services — (0.0)%
T-Mobile US, Inc. (a)	(2,045)	(275,768)
Total US Common Stocks (Proceeds $60,809,359)		(72,367,284)
	Number of Shares	Value
Foreign Common Stocks — (2.2)%
Bermuda — (0.0)%
Athene Holding, Ltd., Class A (a)	(1,146)	$(49,438)
Canada — (0.8)%
AcuityAds Holdings, Inc. (a)	(15,100)	(169,518)
Alimentation Couche-Tard, Inc., Class B	(9,500)	(323,757)
Altus Group Ltd.	(6,300)	(243,210)
BlackBerry, Ltd. (a)	(39,700)	(263,232)
Cameco Corp. – TSX Shares	(22,800)	(305,397)
Cenovus Energy, Inc.	(464,875)	(2,830,373)
Enerplus Corp.	(106,234)	(332,164)
GFL Environmental, Inc. (a)	(14,000)	(408,155)
Imperial Oil, Ltd.	(141,530)	(2,686,279)
Laurentian Bank of Canada	(12,100)	(296,583)
Manulife Financial Corp.	(19,400)	(345,204)
Metro, Inc.	(8,900)	(397,140)
Peyto Exploration & Development Corp.	(886,912)	(2,034,553)
RioCan Real Estate Investment Trust	(17,700)	(232,913)
Saputo, Inc.	(12,800)	(358,287)
Savaria Corp.	(17,900)	(203,342)
Spin Master Corp. (a) (f)	(13,400)	(305,392)
Xebec Adsorption, Inc. (a)	(43,100)	(304,737)
		(12,040,236)
Denmark — (0.2)%
Ambu A/S, Class B	(10,464)	(451,812)
Demant A/S (a)	(18,738)	(739,689)
Netcompany Group A/S (a) (f)	(7,456)	(761,439)
Novozymes A/S Shares – B	(13,042)	(748,491)
		(2,701,431)
Finland — (0.2)%
Citycon Oyj	(67,474)	(654,683)
Orion Oyj, Class B	(23,849)	(1,093,223)
Stora Enso Oyj Shares – R	(10,054)	(192,017)
TietoEVRY Oyj	(40,127)	(1,307,830)
		(3,247,753)
Jersey — (0.0)%
Novocure, Ltd. (a)	(778)	(134,625)
Norway — (0.1)%
Mowi ASA	(50,176)	(1,117,541)
Pexip Holding ASA (a)	(69,211)	(531,632)
Protector Forsikring ASA (a)	(75,823)	(527,795)
		(2,176,968)
Sweden — (0.9)%
Assa Abloy AB, Class B	(14,378)	(353,647)
Attendo AB (a) (f)	(55,303)	(298,242)
Betsson AB (a)	(69,343)	(620,884)
Bilia AB, Class A (a)	(11,525)	(141,955)
Byggmax Group AB (a)	(49,876)	(310,517)
Cellavision AB (a)	(9,653)	(359,624)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Shares	Value
Clas Ohlson AB Shares – B (a)	(22,093)	$(211,156)
EQT AB	(29,970)	(765,938)
Fastighets AB Balder Shares – B (a)	(15,520)	(810,858)
Getinge AB, Class B	(56,154)	(1,310,701)
Hexagon AB, Shares – B	(1,916)	(174,478)
Hexpol AB	(45,085)	(481,828)
Investment AB Latour Shares – B	(54,660)	(1,331,143)
L E Lundbergforetagen AB Shares – B (a)	(15,081)	(807,364)
Loomis AB	(24,107)	(662,309)
Samhallsbyggnadsbolaget i Norden AB	(153,813)	(535,407)
Securitas AB Shares – B	(46,336)	(747,180)
Skanska AB Shares – B	(32,286)	(822,199)
SkiStar AB (a)	(21,784)	(281,538)
Svenska Cellulosa AB, Series B (a)	(55,316)	(964,751)
	Number of Shares	Value
Svenska Handelsbanken AB, Class A (a)	(104,096)	$(1,044,466)
Swedish Orphan Biovitrum AB (a)	(35,681)	(715,970)
Tele2 AB, Class B	(32,034)	(423,425)
Thule Group AB (a) (f)	(7,085)	(264,808)
Vitrolife AB (a)	(7,169)	(188,139)
		(14,628,527)
United Kingdom — (0.0)%
Janus Henderson Group plc	(1,847)	(60,047)
Total Foreign Common Stocks (Proceeds $29,794,423)		(35,039,025)
Total Common Stocks (Proceeds $90,603,782)		(107,406,309)
Total Securities Sold Short – (6.8)% (Proceeds $90,603,782)		$(107,406,309)

Financial Futures Contracts
Number of Contracts	Expiration Date	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2020	Unrealized Appreciation/ (Depreciation)
		Long Financial Futures Contracts
		Interest Rate-Related
180	03/22/2021	10-Year US Treasury Note	$24,855,555	$24,854,063	$(1,492)
		Equity-Related
998	03/19/2021	Russell 2000 e-Mini Index	97,115,101	98,542,520	1,427,419
334	03/19/2021	MSCI EAFE	36,071,610	35,584,360	(487,250)
65	03/19/2021	Russell 1000 e-Mini Index	4,331,821	4,370,275	38,454
43	03/19/2021	S&P 500 e-Mini Index	8,028,785	8,059,920	31,135
					1,009,758
					1,008,266
		Short Financial Futures Contracts
		Equity-Related
(493)	03/19/2021	MSCI Emerging Markets	(31,061,130)	(31,754,130)	(693,000)
(588)	03/19/2021	MSCI Japan Index	(45,907,230)	(46,152,120)	(244,890)
					(937,890)
					$70,376

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
Forward Currency Contracts
Contract Settlement Date	Counterparty	Contract Amount		Unrealized Appreciation/ (Depreciation)
		Receive	Deliver
01/04/2021	Morgan Stanley Capital Services, Inc.	USD 15,000,000	CAD 19,430,550	$(233,673)
01/04/2021	Morgan Stanley Capital Services, Inc.	USD 2,163,220	DKK 13,350,000	(30,861)
01/04/2021	Morgan Stanley Capital Services, Inc.	USD 644,052	EUR 535,000	(10,226)
01/04/2021	Morgan Stanley Capital Services, Inc.	USD 3,529,757	SEK 30,000,000	(123,278)
02/26/2021	Barclays Bank plc	CNH 28,401,620	USD 4,343,233	8,972
02/26/2021	Barclays Bank plc	USD 4,000,000	CNH 28,401,620	(352,205)
03/04/2021	Barclays Bank plc	CNH 40,205,700	USD 6,146,466	11,943
03/04/2021	Barclays Bank plc	USD 5,709,496	CNH 40,205,700	(448,913)
03/19/2021	Goldman Sachs International	CNH 47,001,500	USD 7,177,445	14,923
03/19/2021	Goldman Sachs International	USD 6,612,479	CNH 47,001,500	(579,889)
06/17/2021	Barclays Bank plc	CNH 52,248,000	USD 7,939,279	12,239
06/17/2021	Barclays Bank plc	USD 7,247,904	CNH 52,248,000	(703,615)
06/30/2021	Barclays Bank plc	CNH 43,276,650	USD 6,570,832	10,229
06/30/2021	Barclays Bank plc	USD 6,000,000	CNH 43,276,650	(581,061)
07/06/2021	Goldman Sachs International	CNH 20,731,500	USD 3,146,142	5,356
07/06/2021	Goldman Sachs International	USD 2,880,375	CNH 20,731,500	(271,123)
07/28/2021	Goldman Sachs International	CNH 18,000,000	USD 2,727,893	4,800
07/28/2021	Goldman Sachs International	USD 16,349,345	CNH 117,257,500	(1,452,253)
08/04/2021	Barclays Bank plc	USD 4,000,000	CNH 28,552,400	(332,918)
09/02/2021	Goldman Sachs International	USD 3,000,000	CNH 21,046,500	(188,383)
10/12/2021	Barclays Bank plc	USD 13,163,743	CNH 92,020,909	(743,841)
10/22/2021	Goldman Sachs International	USD 4,119,136	CNH 28,144,000	(131,946)
10/28/2021	Barclays Bank plc	USD 6,000,000	CNH 41,011,950	(192,605)
11/24/2021	Barclays Bank plc	USD 17,000,000	CNH 114,324,796	(235,562)
				$(6,543,890)
Over-The-Counter Swap Contracts
Expiration Date	Counterparty	Floating Rate	Reference Entity	Currency	Payment Frequency Paid/Received	Notional Amount	Unrealized Appreciation		Unrealized Depreciation
Long Total Return Equity Swap Contracts
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 1.25% (k)	Enterprise Products Partners LP	USD	Monthly	$365,081	$		$(33,190)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 0.40% (k)	Goodrich Petroleum Corp.	USD	Monthly	474,358		—	(30,757)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 0.40% (k)	Parsley Energy, Inc.	USD	Monthly	249,919		—	(6,421)
								$—	$(70,368)
Short Total Return Equity Swap Contracts
08/16/2021	Goldman Sachs International	3 Month LIBOR less 0.05% (l)	Hang Seng China Enterprises Index Net Total Return Index	USD	Quarterly	$(15,607,507)		$—	$(234,539)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (k)	Magellan Midstream	USD	Monthly	(716,878)		56,264	—
								56,264	(234,539)
								$56,264	$(304,907)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
	Number of Contracts	Value
Written Option Contracts — (0.0)%
Calls — (0.0)%
Air Canada, Notional Amount ($1,524,000), Strike Price $30 Expiring 07/16/2021 (Canada)	(508)	$(105,759)
Murphy Oil Corp., Notional Amount ($163,500), Strike Price $15 Expiring 01/15/2021 (United States)	(109)	(1,635)
Ovintiv, Inc., Notional Amount ($795,600), Strike Price $17 Expiring 01/15/2021 (United States)	(468)	(7,020)
Village Farms International, Inc., Notional Amount ($144,000), Strike Price $10 Expiring 01/15/2021 (United States)	(144)	(15,264)
Village Farms International, Inc., Notional Amount ($92,800), Strike Price $16 Expiring 01/15/2021 (United States)	(58)	(522)
Total Calls (Premiums received $131,908)		(130,200)
Puts — (0.0)%
Air Canada, Notional Amount ($762,000), Strike Price $15 Expiring 07/16/2021 (Canada)	(508)	(53,876)
Antero Resources Corp., Notional Amount ($410,200), Strike Price $3.50 Expiring 01/15/2021 (United States)	(1,172)	(5,860)
B2Gold Corp., Notional Amount ($415,200), Strike Price $6 Expiring 02/19/2021 (Canada)	(692)	(8,155)
Chart Industries, Inc., Notional Amount ($837,000), Strike Price $90 Expiring 01/15/2021 (United States)	(93)	(4,650)
Concho Resources, Inc., Notional Amount ($1,336,400), Strike Price $52 Expiring 01/15/2021 (United States)	(257)	(16,705)
Devon Energy Corp., Notional Amount ($445,176), Strike Price $13.74 Expiring 01/15/2021 (United States)	(324)	(5,832)
S&P 500 Index, Notional Amount ($11,960,000), Strike Price $2,600 Expiring 01/15/2021 (United States)	(46)	(1,968)
Total Puts (Premiums received $457,495)		(97,046)
Total Written Options (Premiums received $589,403)		$(227,246)
ADR	American Depositary Receipt
CAD	Canadian Dollar
CNH	Yuan Renminbi Offshore
DKK	Danish Krone
EAFE	Europe, Australasia, and Far East
ETF	Exchange-Traded Fund
EUR	Euro
FEDL	US Federal Funds Effective Rate
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MOEX	Moscow Exchange
MSCI	Morgan Stanley Capital International
NYSE	New York Stock Exchange
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SEK	Swedish Krona
SPADR	Sponsored ADR
TSX	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
USD	US Dollar

*
Approximately 30% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, futures, swaps, and securities sold short. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.

(a)
Non income-producing security.

(b)
Security or a portion thereof is pledged as collateral for securities sold short.

(c)
Security is valued in good faith under procedures established by the board of trustees. The aggregate amount of securities fair valued amounts to $205,227,894, which represents 13.1% of the fund’s net assets.

(d)
Restricted Securities. The following restricted securities were held by the fund as of December 31, 2020, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of GSA Trend Fund, Ltd. and Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of trustees. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2020
Investments	Investment Strategy	Date of Acquisition	Cost	Value
US Common Stocks
Northern Genesis Acquisition Corp.		12/01/20	$716,000	$976,428
Foreign Common Stocks
Argonaut Gold, Inc.		09/18/20	450,648	454,892
Minera Alamos, Inc.		08/18/20	139,910	158,069
Solaris Resources, Inc.		12/18/20	67,501	69,854
				682,815
Preferred Stocks
Synaptive Medical, Inc.		02/03/20	129,999	185,713
Warrants
Synaptive Medical, Inc.		12/16/19	—	6,731
Voyager Digital, Ltd.		08/31/20	61,973	516,474
Voyager Digital, Ltd.		11/27/20	53,250	207,978
				731,183
Private Investment Funds
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 – 04/03/06	14,528,772	30,661,242
Eversept Global Healthcare Fund, LP	Long-Short Global Healthcare	02/01/19	26,250,000	32,839,216
Farallon Capital Institutional Partners, LP	Multi-Strategy	01/01/13	1,188,771	1,421,847
GSA Trend Fund, Ltd.	Trend Following	09/01/16 – 12/01/16	15,388,913	13,407,192
Helikon Long Short Equity Fund ICAV	Long-Short European	12/01/20	5,000,000	5,633,080
Honeycomb Partners, LP	Long-Short Global	07/01/16 – 07/01/17	26,206,746	57,263,172
Neo Ivy Capital Fund, LP	Relative Value	05/01/19	10,500,000	10,115,502
Northwest Feilong Fund, Ltd.	China Credit	05/01/20	15,000,000	14,973,313
QVT Roiv Hldgs Onshore, Ltd.	Multi-Strategy	01/05/16	2,469,102	7,386,500
Voloridge Fund, LP	Directional	04/01/20	15,000,000	16,690,774
				190,391,838
Disputed Claims Receipt
AMR Corp.		12/09/13	—	—
Total (12.3% of Net Assets)				$192,967,977

(e)
Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are generally determined to be liquid in accordance with procedures approved by the board of trustees. At December 31, 2020 the aggregate value of these securities was $8,081,629, which represents 0.5% of net assets.

(g)
Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.

(h)
Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2020. These positions are therefore grouped into their own industry classification. For any private investment funds structured as a limited partnership, no share value is included as these investments are not unitized.

(i)
Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

(j)
Security or a portion thereof is held as initial margin for financial futures contracts.

(k)
The fund pays the floating rate.

(l)
The fund receives the floating rate.

See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value (cost: $1,167,319,267)	$1,488,789,127
Repurchase agreements (cost: $181,335,743)	181,335,743
Total investments (cost: $1,348,655,010)	1,670,124,870
Cash denominated in foreign currencies (cost: $17,348,415)	17,753,048
Deposits with brokers for securities sold short	37,718,337
Deposits with brokers for forward currency contracts	4,810,000
Deposits with brokers for options contracts	4,914,781
Deposits with brokers	5,957,230
Deposits with broker for swap contracts	587,940
Advance purchase of investments	10,000,000
Due from broker for futures variation margin	213,618
Unrealized appreciation on forward currency contracts	68,462
Unrealized appreciation on swap contracts	56,264
Receivables:
Investment securities sold	25,607,209
Dividends and tax reclaims	1,398,904
Interest	181,570
Prepaid expenses	96,726
Total Assets	1,779,488,959
Liabilities
Cash Overdraft	34,056,878
Securities sold short, at value (proceeds: $90,603,782)	107,406,309
Unrealized depreciation on forward currency contracts	6,612,352
Due to broker for futures variation margin	485,557
Unrealized depreciation on swap contracts	304,907
Foreign currencies sold short, at value (proceeds $11,634)	11,525
Written options, at value (premium received $589,403)	227,246
Payables:
Investment securities purchased	50,973,232
Money manager fees	14,390,442
Capital stock redeemed	685,762
Fund administration and custody fees	404,042
Investment advisory and administrative fees	334,083
Dividends and interest on securities sold short	167,719
Trustee’s fees	11,845
Accrued expenses and other liabilities	244,702
Total Liabilities	216,316,601
Net Assets	$1,563,172,358
Shares Outstanding (unlimited authorized shares, par value $0.001)	93,529,328
Net Asset Value Per Share	$16.71
Net Assets Consist of:
Capital stock	$1,299,742,502
Total distributable earnings (loss)	$263,429,856
Net Assets	$1,563,172,358
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Operations
Year Ended December 31, 2020
Investment Income
Dividends (net of foreign withholding taxes of $929,556)	$17,101,560
Interest	2,659,793
Total Investment Income	19,761,353
Expenses
Money manager fees	23,680,099
Investment advisory fees	3,762,996
Fund administration and custody fees	1,619,166
Professional fees	511,152
Administrative fees	317,193
Chief Compliance Officer’s costs and Trustee’s fees	237,771
Miscellaneous fees and other	295,694
Total Operating Expenses	30,424,071
Dividends and interest on securities sold short	3,056,163
Broker fees on securities sold short	1,636,341
Total Expenses	35,116,575
Net Investment Loss	(15,355,222)
Net Realized Gain (Loss) on:
Investments	128,833,694
Securities sold short	4,549,886
Swap contracts	729,887
Financial futures contracts	44,377,189
Forward currency contracts	362,932
Foreign currency-related transactions	(183,215)
Written options	(5,329,122)
Net Realized Gain from Investments, Derivatives, and Foreign Currencies	173,341,251
Net Change in Unrealized Appreciation (Depreciation) from:
Investments	89,174,211
Securities sold short	3,342,732
Swap contracts	(514,513)
Financial futures contracts	(1,324,331)
Forward currency contracts	(7,373,971)
Foreign currency-related transactions	217,086
Written options	363,974
Net Change in Unrealized Appreciation on Investments, Derivatives, and Foreign Currencies	83,885,188
Net Realized and Unrealized Gain on Investments, Derivatives, and Foreign Currencies	257,226,439
Net Increase in Net Assets Resulting from Operations	$241,871,217
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statements of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(15,355,222)	$21,072,856
Net realized gain from investments, derivatives, and foreign currencies	173,341,251	179,926,159
Net change in unrealized appreciation on investments, derivatives, and foreign currencies	83,885,188	188,702,023
Net Increase in Net Assets Resulting from Operations	241,871,217	389,701,038
Distributions
Distributions to shareholders	(13,987,772)	—
Decrease in Net Assets Resulting from Distributions	(13,987,772)	—
Capital Share Transactions
Proceeds from shares sold	35,832,116	14,488,040
Proceeds from distributions reinvested	13,051,289	—
Entry/exit fees	2,952,739	4,760,041
Cost of shares redeemed	(629,500,806)	(994,939,533)
Net Decrease From Capital Share Transactions	(577,664,662)	(975,691,452)
Total Decrease in Net Assets	(349,781,217)	(585,990,414)
Net Assets
Beginning of year	1,912,953,575	2,498,943,989
End of year	$1,563,172,358	$1,912,953,575
Capital Share Transactions (in shares)
Shares sold	2,355,622	1,099,723
Shares reinvested	781,047	—
Shares redeemed	(44,094,473)	(74,527,253)
Net Decrease	(40,957,804)	(73,427,530)
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Cash Flows
Year Ended December 31, 2020
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets from operations	$241,871,217
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(1,727,075,713)
Investments sold	2,275,909,845
Purchases to cover securities sold short	(622,117,823)
Securities sold short	574,753,481
(Purchase)/Sale of short term investments, net	1,475,083
Amortization (accretion) of discount and premium, net	(906,668)
Net change in unrealized (appreciation) depreciation on forward currency contracts	7,373,971
Net change in unrealized (appreciation) depreciation on swap contracts	514,513
(Increase)/decrease in deposits with broker for securities sold short	20,258,360
(Increase)/decrease in deposits with broker for forward currency contracts	(4,810,000)
(Increase)/decrease in deposits with broker for options contracts	(4,914,781)
(Increase)/decrease in deposits with brokers	9,163,114
(Increase)/decrease in deposits with broker for swap contracts	7,052,613
(Increase)/decrease in advance purchase of investments	(10,000,000)
(Increase)/decrease in due from broker for futures variation margin	147,920
(Increase)/decrease in receivable for dividends and tax reclaims	362,336
(Increase)/decrease in interest receivable	105,732
(Increase)/decrease in prepaid expenses	(27,134)
Increase/(decrease) in due to broker for futures variation margin	93,463
Increase/(decrease) in payable for foreign currencies sold short	9,894
Increase/(decrease) in payable for money manager fees	12,874,400
Increase/(decrease) in payable for fund administration and custody fees	(1,524,162)
Increase/(decrease) in payable for investment advisory and administrative fees	(127,323)
Increase/(decrease) in payable for dividends and interest for securities sold short	(150,085)
Increase/(decrease) in payable for Trustee’s fees	(301)
Increase/(decrease) in other accrued expenses and other liabilities	(55,835)
Increase/(decrease) in premiums received on written options, net	483,543
Net realized (gain) loss from investments	(128,833,694)
Net realized (gain) loss from securities sold short	(4,549,886)
Net realized (gain) loss from foreign currency-related transactions	183,215
Net change in unrealized (appreciation) depreciation on investments	(89,174,211)
Net change in unrealized (appreciation) depreciation on securities sold short	(3,342,732)
Net change in unrealized (appreciation) depreciation on foreign currency-related transactions	(217,086)
Net change in unrealized (appreciation) depreciation on written options	(363,974)
Net cash provided by (used in) operating activities	554,441,292
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	(936,483)
Proceeds from shares sold	35,916,304
Payment for shares redeemed	(625,946,493)
Increase (decrease) in cash overdraft	33,761,528
Net cash provided by (used in) financing activities	(557,205,144)
Effect of exchange rate changes on cash	33,871
Net increase (decrease) in cash	(2,729,981)
Cash at beginning of year	20,483,029
Cash at end of year	$17,753,048
Non cash financing activities not included herein consist of reinvestment of distributions of:	$13,051,289
Interest Paid:	$209
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
1.   Organization
TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2020, TIP consisted of two mutual funds, TIFF Multi-Asset Fund (“MAF” or the “fund”) and TIFF Short-Term Fund, each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to MAF.
Investment Objective
The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.
2.   Summary of Significant Accounting Policies
The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.
Valuation of Investments
Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)
The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees (the “board”).
Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. The fund employs an international fair value pricing model using other observable market-based inputs to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the TIP Valuation Committee believes that a particular event would materially affect net asset value, further adjustment is considered. Securities which use the international pricing model are typically categorized as Level 2 for the fair value hierarchy and securities that do not use the international pricing model are typically categorized as Level 1.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt securities valuations are typically categorized as Level 2 for the fair value hierarchy.
Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange and are typically categorized as Level 2 in the valuation hierarchy.
Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities, which include repurchase agreements and US Treasury Bills, are typically categorized as Level 2 in the fair value hierarchy.
Exchange-traded option contracts are valued at the last quoted sales price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open written option contracts). Future contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures contracts). OTC open options contracts are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the actively quoted markets. Exchange-traded contracts are typically categorized as Level 1 in the fair value hierarchy and OTC contracts are typically categorized as Level 2 in the fair value hierarchy.
Forward foreign currency contracts are valued at their respective fair market values and are typically categorized as Level 2 in the fair value hierarchy.
Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value and are typically categorized as Level 1 in the fair value hierarchy.
MAF invests in total return equity swaps with Morgan Stanley Capital Services LLC as the counterparty and a total return equity index swap with Goldman Sachs International. These total return swaps are valued at the last traded price of the reference entity net of interest and are typically categorized as Level 2 in the fair value hierarchy.
MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The board has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable. Private investment fund valuations are categorized as Level 3 in the valuation hierarchy.
Investment Transactions and Investment Income
Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Inflation (deflation) adjustments on inflation-protected securities are included in interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
Income Taxes
There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.
The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2017 − December 31, 2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.
Expenses
Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.
Dividends to Members
It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.
Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.
Foreign Currency Translation
The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:
(i)
the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;

(ii)
purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.
The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.
Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.
Net Asset Value
The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
3. Investment Valuation and Fair Value Measurements
The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s assets and liabilities carried at fair value:
TIFF Multi-Asset Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$624,937,416	$380,957,480	$106,701	$1,006,001,597
Participation Notes	—	5,422,687	—	5,422,687
Structured Notes	—	—	244,085	244,085
Rights	—	303,181	—	303,181
Warrants	495,168	—	1,266,230	1,761,398
Corporate Bonds	—	154,698	—	154,698
Convertible Bonds	—	366,243	—	366,243
US Treasury Bonds/Notes	—	101,609,195	—	101,609,195
Exchange-Traded Funds	93,679,051	—	—	93,679,051
Private Investment Funds	—	—	190,391,838	190,391,838
Preferred Stocks*	198,297	2,264,688	185,713	2,648,698
Purchased Options	1,182,724	36,731	—	1,219,455
Disputed Claims Receipt+	—	—	—	—
Short-Term Investments	—	266,322,744	—	266,322,744
Total Investments in Securities	720,492,656	757,437,647	192,194,567	1,670,124,870
Financial Futures Contracts – Equity Risk	1,497,008	—	—	1,497,008
Forward Currency Contracts – Foreign Currency Risk	—	68,462	—	68,462
Total Return Equity Swap Contracts – Equity Risk	—	56,264	—	56,264
Total Other Financial Instruments	1,497,008	124,726	—	1,621,734
Total Assets	$721,989,664	$757,562,373	$192,194,567	$1,671,746,604

Liabilities
Common Stocks Sold Short*	(84,651,630)	(22,754,679)	—	(107,406,309)
Financial Futures Contracts – Interest Rate Risk	(1,492)	—	—	(1,492)
Financial Futures Contracts – Equity Risk	(1,425,140)	—	—	(1,425,140)
Forward Currency Contracts – Foreign Currency Risk	—	(6,612,352)	—	(6,612,352)
Total Return Equity Index Swap Contracts – Equity Risk	—	(234,539)	—	(234,539)
Total Return Equity Swap Contracts – Equity Risk	—	(70,368)	—	(70,368)
Written Options – Equity Risk	(225,278)	(1,968)	—	(227,246)
Total Other Financial Instruments	(1,651,910)	(6,919,227)	—	(8,571,137)
Total Liabilities	$(86,303,540)	$(29,673,906)	$—	$(115,977,446)

*
Securities categorized as Level 2 primarily include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.

+
There are securities in this category that have a market value of zero and are categorized as Level 3.

During the year ended December 31, 2020, there were no significant transfers to or from Level 3 investments.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2019	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2020	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/20 for the period ended 12/31/20
Common Stocks*	$—	$(1,302,081)	$1,128,090	$—	$—	$280,692	$—	$106,701	$(173,991)
Structured Notes	—	—	46,755	197,330	—	—	—	244,085	46,755
Rights	173,197	—	—	—	—	—	(173,197)	—	—
Warrants	10,771	—	1,123,027	132,432	—	—	—	1,266,230	1,123,027
Private Investment Funds	246,374,573	41,151,913	(19,409,182)	35,000,000	(112,725,466)	—	—	190,391,838	(19,409,182)
Preferred Stocks	185,713	—	—	—	—	—	—	185,713	—
Disputed Claims Receipt*	—	—	—	—	—	—	—	—	—
Total	$246,744,254	$39,849,832	$(17,111,310)	$35,329,762	$(112,725,466)	$280,692	$(173,197)	$192,194,567	$(18,413,391)

*
There are securities categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies and procedures established by the board, and the TIP Valuation Committee, which was established to serve as an agent of the board. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.
The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the board on a quarterly basis.
The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:
Common Stocks, Structured Notes, Rights, Warrants, Preferred Stocks and Disputed Claims Receipt.   Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the board. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security, or market trends to adjust the pricing models, if deemed necessary.
Private Investment Funds.   Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or exchange-traded funds used in the pricing models as necessary.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets were as follows:
As of December 31, 2020	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average*
Common Stock	$106,701	Last market price	Discount(%)	85% – 100%	85%
Structured Notes	244,085	Net present value of expected future dividends	Expected future dividends	$0.71 – $1.46	$0.93
Warrants	1,266,230	Black-Scholes pricing model	Volatility	35.00%	35.00%
Private Investment Funds	190,391,838	Adjusted net asset value	Manager estimated returns	(6.00)% – 11.89%	2.38%
Preferred Stocks	185,713	Recent transaction price	Market returns**	(0.66)% – 11.95%	0.73%
			Recent transaction price	$2.50	$2.50
Disputed Claims Receipt	—	Corporate Action Model	Future Claim Awards	0.00%	0.00%

*
Weighted by market value of investments as a percentage of the total market value of Level 3 investments within each valuation methodology.

**
Weighted by estimated exposure to chosen indices, exchange-traded funds, other marketable securities or other proxy.

The following are descriptions of the measurement uncertainty of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:
Common Stocks, Structured Notes, Rights, Warrants, Preferred Stocks and Disputed Claims Receipt.   The chart above reflects the methodology and significant unobservable inputs of securities held at year ended December 31, 2020. The discounts or estimates for lack of marketability and estimate of future claims or dividends used to determine fair value may include other factors such as liquidity, volatility, or credit risk. An increase (decrease) in the discount or decrease (increase) estimate of future claims or dividends would result in a lower (higher) fair value measurement.
Private Investment Funds.   The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at year ended December 31, 2020. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher (lower) fair value measurement.
The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.
	Fair Value	Redemption Frequency	Redemption Notice Period
Multi-Strategy (a)	$39,469,589	daily (78)%	2 days
Long-Short Global Healthcare (b)	32,839,216	quarterly	45 days
Trend Following (c)	13,407,192	daily	2 days
Long-Short European (d)	5,633,080	monthly	60 days
Long-Short Global (e)	57,263,172	quarterly	60 days
Relative Value (f)	10,115,502	quarterly	30 days
China Credit (g)	14,973,313	monthly	45 days
Directional (h)	16,690,774	monthly	30 days
Total	$190,391,838

(a)
This strategy primarily comprises capital allocated to various strategies based on risk and return profiles. This strategy includes $8,808,347 of redemption residuals.

(b)
This strategy primarily comprises long and short positions in global healthcare securities.

(c)
This strategy primarily comprises long and short investments in commodity, equity index, currency, and fixed income futures, based on trailing price movements.

(d)
This strategy primarily comprises long and short positions in small and mid-cap European equities.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
(e)
This strategy primarily comprises long and short positions in global common stocks.

(f)
This strategy primarily comprises long and short positions in US large-cap common stocks selected using artificial intelligence.

(g)
This strategy primarily comprises Chinese convertible bonds.

(h)
This strategy primarily comprises global futures, US equities, ETFS, and ADRs selected using quantitative analysis to predict likely short-term price changes.

4.   Derivative and Other Financial Instruments
During the year ended December 31, 2020, the fund invested in derivatives, such as but not limited to futures, currency forwards, purchased and written options, and total return equity swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s general understanding of how derivative instruments act in relation to referenced securities or markets as well as on market conditions, all of which are out of the control of TAS or the money manager.
Cover for Strategies Using Derivative Instruments
Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.
Financial Futures Contracts
The fund may use futures contracts, generally in one of three ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices, globally; (2) to gain exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund’s fixed income holdings to targeted levels.
Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of  “variation margin” will be required, a process known as “marking to the market.” Each day, the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.
US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts may trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
Swap Contracts
The fund may use swaps and generally uses them in the following ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices; (2) to gain exposure, both long and short, to the total returns of individual equities and bonds; and (3) to gain long-term exposures to the total returns of selected investment strategies. While swaps falling into the first and third categories are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers’ evolving views of the expected risk/reward of the trade.
The fund maintained long and short total return equity swap contracts to indirectly gain exposure to both long and short total returns of individual equities. During the year, the fund also entered into a total return swap contract on a specific index in order to maintain certain exposures.
Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index or portfolio of securities and other instruments. Swaps can also be based on credit and other events.
A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.
Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.
Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. In some instances, the independent amount can be a significant percentage of the notional amount. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Other risks may apply if an independent amount has been posted.
The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.
Options
The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.
As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.
As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option net of the premium received by the fund for the sale of the put option. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.
The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call, or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option covered by the underlying instrument that is subject to the call, the underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.
When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.
Forward Currency Contracts
At times, the fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.
A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.
Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.
Short Selling
At times, the fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited at the fund’s custodian for the benefit of the broker is recorded as Deposits with broker for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the Schedule of Investments. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.
In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.
Derivative Disclosure
The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreements constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at period-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.
At December 31, 2020, the fund’s derivative assets and liabilities (by contract type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Purchased Options	$1,219,455	$—
Written Options	—	(227,246)
Total Return Equity Index Swap Contracts	—	(234,539)
Total Return Equity Swap Contracts	56,264	(70,368)
Forward Contracts	68,462	(6,612,352)
Futures Contracts*	1,497,008	(1,426,632)
Total derivative assets and liabilities	2,841,189	(8,571,137)
Derivatives not subject to a netting provision or similar arrangement	2,716,463	(1,653,878)
Total assets and liabilities subject to a netting provision or similar arrangement	$124,726	$(6,917,259)

*
Includes appreciation (depreciation) on the date the contracts are opened through December 31, 2020. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
The following table presents the fund’s derivative assets net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) received by the fund as of December 31, 2020:
Counterparty	Derivative Assets Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forward Currency Contracts
Barclays Bank plc	$43,383	$(43,383)	$—	$—
Goldman Sachs International	25,079	(25,079)	—	—
Swaps Contracts
Morgan Stanley Capital Services LLC	56,264	(56,264)	—	—
Total	$124,726	$(124,726)	$—	$—
The following table presents the fund’s derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) pledged by the fund as of December 31, 2020:
Counterparty	Derivative Liabilities Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged*	Net Amount
Forward Currency Contracts
Barclays Bank plc	$(3,590,720)	$43,383	$3,260,000	$(287,337)
Goldman Sachs International	(2,623,594)	25,079	2,598,515	—
Morgan Stanley Capital Services, Inc.	(398,038)	—	398,038	—
Swaps Contracts
Goldman Sachs International	(234,539)	—	234,539	—
Morgan Stanley Capital Services LLC	(70,368)	56,264	14,104	—
Total	$(6,917,259)	$124,726	$6,505,196	$(287,337)

*
Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure category as of December 31, 2020. These derivatives are not accounted for as hedging instruments.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
The following table lists the fair values of the fund’s derivative holdings as of December 31, 2020, grouped by contract type and risk exposure category:
Derivative Type	Statement of Assets and Liability and Location	Foreign Currency Risk	Quarterly Average %*	Equity Risk	Quarterly Average %*	Interest Rate Risk	Quarterly Average %*	Total
Purchased Options	Investments in securities, at value	$—	—%	$1,219,455	0.13%	$—	—%	$1,219,455
Total Return Equity Swap Contracts	Unrealized appreciation on swap contracts	—	—%	56,264	0.04%	—	—%	56,264
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	68,462	0.05%	—	—%	—	—%	68,462
Financial Futures Contracts	Due from broker for futures variation margin**	—	—%	1,497,008	0.09%	—	0.01%	1,497,008
Total Value — Assets		$68,462		$2,772,727		$—		$2,841,189
Written Options	Written option, at value	$—	—%	$(227,246)	0.06%	$—	—%	$(227,246)
Total Return Equity Index Swap Contracts	Unrealized depreciation on swap contracts	—	—%	(234,539)	0.00%	—	—%	(234,539)
Total Return Equity Swap Contracts	Unrealized depreciation on swap contracts	—	—%	(70,368)	0.01%	—	—%	(70,368)
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	(6,612,352)	0.14%	—	—%	—	—%	(6,612,352)
Financial Futures Contracts	Due to broker for futures variation margin**	—	—%	(1,425,140)	0.14%	(1,492)	0.00%	(1,426,632)
Total Value — Liabilities		$(6,612,352)		$(1,957,293)		$(1,492)		$(8,571,137)

*
The Quarterly Average % is a representation of the volume of derivative activity. Quarterly Average % was calculated as follows: At each quarter end from and including December 31, 2019 to and including December 31, 2020, the absolute value of the applicable fair value amount was divided by net assets to derive a percentage of net assets for each quarter end. The Quarterly Average % amount represents the average of these five percentages.

**
Includes appreciation (depreciation) on the date the contracts are opened through December 31, 2020. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2020, grouped by contract type and risk exposure category.
Derivative Type	Statement of Operations Location	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss)
Purchased Options	Net realized gain (loss) on Investments	$—	$(2,386,221)	$—	$(2,386,221)
Written Options	Net realized gain (loss) on Written options	—	(5,329,122)	—	(5,329,122)
Swap Contracts	Net realized gain (loss) on Swaps contracts	—	729,887	—	729,887
Forward Currency Contracts	Net realized gain (loss) on Forward currency contracts	362,932	—	—	362,932
Financial Futures Contracts	Net realized gain (loss) on Financial futures contracts	—	42,937,366	1,439,823	44,377,189
Total Realized Gain (Loss)		$362,932	$35,951,910	$1,439,823	$37,754,665

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2020, grouped by contract type and risk exposure category.
Derivative Type	Statement of Operations Location	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Total
Change in Appreciation (Depreciation)
Purchased Options	Net Change in Unrealized Appreciation (Depreciation) on Investments	$—	$(2,423,064)	$—	$(2,423,064)
Written Options	Net Change in Unrealized Appreciation (Depreciation) on Written options	—	363,974	—	363,974
Swap Contracts	Net Change in Unrealized Appreciation (Depreciation) on Swap contracts	—	(514,513)	—	(514,513)
Forward Currency Contracts	Net Change in Unrealized Appreciation (Depreciation) on Forward currency contracts	(7,373,971)	—	—	(7,373,971)
Financial Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) on Financial futures contracts	—	(1,524,472)	200,141	(1,324,331)
Total Change in Appreciation (Depreciation)		$(7,373,971)	$(4,098,075)	$200,141	$(11,271,905)
5.   Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates
TIP’s board has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:
Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (> $3 billion)	0.18%
Fees for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2020, $305,797 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TAS provides certain administrative services to the fund under a services agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2020, $28,286 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets. The costs for such services paid to TAS by the fund were $190,261 for year ended December 31, 2020 and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2020, no amount remained payable.
TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of  $47,510 from MAF for the year ended December 31, 2020 for service as independent chair. Fees paid for such services are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2020, $11,845 remained payable and are reflected as Trustee’s fees on the Statement of Assets and Liabilities.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
TIP’s board has approved money manager agreements with each of the money managers. Certain money managers will receive fees based in whole or in part on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management by such money manager with a single rate or on a descending scale. Money managers who provided services to the fund and their fee terms during the year ended December 31, 2020 were as follows:
Assets-Based Schedules [a] All paid Monthly
Money Manager/Strategy	Minimum	Maximum	Breakpoints
Amundi Pioneer Asset Management, Inc. – Beta	0.02%	0.03%	YES
Fundsmith, LLP	0.90%	—	NO
Green Court Capital Management Limited	0.60%	0.90%	YES
Lansdowne Partners (UK) LLC*	0.80%	—	NO
Blended Asset-Based and Performance-Based Fee Schedules [b]
Asset-Based Portion – All Paid Monthly				Performance-Based Portion – All Paid Annually
Money Manager/Strategy	Minimum	Maximum	Breakpoints	Benchmark/Hurdle	Performance Fee	Performance Measurement Period	High Water Mark	Performance Fee Cap
AQR Capital Management – Europe, Australasia, Far East (“EAFE”)**	0.30%	—	NO	MSCI EAFE Index (net)	17% (c)	Calendar Year	NO	NO
AQR Capital Management – US	0.20%	—	NO	Russell 1000 Total Return Index (net)	14% (c)	Calendar Year	NO	NO
Deep Basin Capital LP (d)	1.20%	1.325%	NO		16.25% (c)	Calendar Year	YES	NO
Keel Capital AB	1.30%	—	—		20% (c)	Calendar Year	YES	NO
Kopernik Global Investors, LLC	0.10%	—	NO	MSCI All Country World Index (net)	20% (c)	Calendar Year	NO	NO
Mission Value Partners, LLC	0.50%	0.75%	YES	36 month blended hurdle of avg monthly change in Consumer Price Index x 12 + spread of 4% for months prior to April 1, 2019 and a flat 4.5%-5.5% thereafter	10% (e)	Rolling 36 months	NO	1.00%
NewGen Asset Management Limited	1.50%	—	NO		10% (c)	Calendar Year	YES	NO
Strategy Capital, LLC	Blended rate between 0.48% and 0.10% (f)	0.75%	YES	S&P 500 Index (net)	10%-20% (c) (g)	Calendar Year	NO	NO
TB Alternative Assets Ltd	0.75%	—	NO	Blend: 50% MSCI China Index and 50% CSI 300 Index	15% (c)	Calendar Year	NO	NO

(a)
Fee schedules are based on assets under management, irrespective of performance. The fee rate is applied to average net assets.

(b)
The performance-based portion of the fee schedule is generally based on a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark, a performance fee cap, or the recovery of prior years’ losses, if any. Total returns are generally computed over rolling time periods of varying lengths and are in most cases determined gross of fund expenses and fees, except custodian transaction charges and, in certain cases, the asset-based fee and/or performance-based fee applicable to the money manager’s account.

(c)
Performance-based fees earned on excess return (portfolio over benchmark or high water mark) expressed as a percentage of ending net assets for the performance period.

(d)
Asset based fee rate is reduced over time as follows: 1.325% per annum on all assets from September 1, 2019 through August 31, 2020, 1.2% per annum on all assets thereafter unless if after September 1, 2021 the assets managed by in the Deep Basin long/short strategy exceed $750 million for two consecutive calendar quarters in which case the rate would be reduced to 1.125% per annum on all assets.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
(e)
Performance-based fees earned on excess return (portfolio over benchmark) expressed as a percentage of average net assets.

(f)
Asset based fee minimum rate is a blended rate between 0.48% and 0.10% based on manager assets.

(g)
Performance fee rate based on average assets managed by Strategy Capital, LLC, excluding TIFF advised assets and assets of Strategy Capital, LLC and its affiliates.

*
Lansdowne Partners (UK) LLC ceased managing assets for the fund as of March 2020.

**
AQR Capital Management — EAFE ceased managing assets for the fund as of March 2020.

Fees for such services paid to the individual money managers are reflected as money manager fees on the Statement of Operations. As of December 31, 2020, $14,390,442 remained payable and reflected as money manager fees on the Statement of Assets and Liabilities.
With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity through that entity’s NAV. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.
6.   Fund Administration and Custody Agreement
Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration and custody fees on the Statement of Operations. As of December 31, 2020, $404,042 remained payable and reflected as fund administration and custody fees on the Statement of Assets and Liabilities.
7.   Investment Transactions
Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2020 were as follows:
	Purchases	Sales
Non-US Government Securities	$1,738,774,148	$2,159,637,641
US Government Securities	100,898,019	125,957,548
8.   Federal Tax Information
The cost of investments, the aggregate gross unrealized appreciation/(depreciation), and the net unrealized appreciation/(depreciation) on investments at December 31, 2020, are as follows:
Gross Unrealized Appreciation	GrossUnrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Investments
$364,939,477	$(185,530,151)	$179,409,327	$1,376,359,831
The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses, mark to market on derivatives, mark to market on passive foreign investment companies, partnerships, and tax adjustments related to holding offsetting positions such as constructive sales and unsettled short positions.
Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
During the year ended December 31, 2020, the fund made reclassifications between components that make up net assets primarily due to capital gain distributions from real estate investment trusts, swap income, capitalized short dividends, and passive foreign investment companies.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
At December 31, 2020, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, partnership income, passive foreign investment companies, unsettled short positions, constructive sales, forward currency contracts, and straddle deferral.
Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
$3,821,654	$87,801,697	$0	$171,806,505

(a)
Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.

During the year ended December 31, 2020, the fund utilized $8,407,787 was utilized of prior year capital loss carry forwards to offset current year capital gains.
The amount and character of tax basis distributions paid during the years ended December 31, 2020 and December 31, 2019 are detailed below.
2020				2019
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$0	$13,987,772	$0	$13,987,772	$—	$—	$—	$—
9.   Repurchase and Reverse Repurchase Agreements
The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.
In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.
In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.
The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of December 31, 2020:
Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received*	Net Amount
Fixed Income Clearing Corp.	$181,335,743	$—	$(181,335,743)	$—
Total	$181,335,743	$—	$(181,335,743)	$—

*
Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

Please see Note 4, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
10.   Capital Share Transactions
While there are no sales commissions (loads) or 12b-1 fees, MAF currently assesses entry and exit fees on capital invested or redeemed. These fees, which are paid to the fund directly, not to TAS or other vendors supplying services to the fund, are designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from a transacting member’s purchases, exchanges, and redemptions of MAF shares. These fees were originally designed to encourage investment only by members with a long-term investment horizon. Further, they were designed to discourage market timing or other inappropriate short-term trading by members. The entry and exit fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions.
Based upon observed member purchase and redemption activity over many years, TAS and the TIP Board members determined that the entry and exit fees for MAF are no longer necessary to encourage investment only by members with a long-term investment horizon or to discourage market timing or other inappropriate short-term trading by members. Based upon the most current and future estimates of the transaction costs, including market impact, that may arise from transacting members’ purchases, exchanges, and redemptions of MAF shares, TIP fund management and the TIP Board have determined that it would be appropriate to lower the entry and exit fees for MAF from 0.50% to 0.35% and, eventually, to eliminate the entry and exit fees entirely. Effective as of October 1, 2020, the entry and exit fees for MAF were lowered from 0.50% to 0.35%. Further, effective as of January 1, 2022, the entry and exit fees for MAF will be eliminated entirely. Members should note that, while reduced entry fees of 0.35% for MAF will be assessed for the period beginning October 1, 2020 through December 31, 2021, such entry fees will not be deducted from the amounts invested by members. Rather, TAS will waive its advisory fees from MAF in an amount equal to the aggregate entry fees (but not exit fees) that are assessed for the period beginning October 1, 2020 through December 31, 2021. For 2020, the impact of this waiver was immaterial with 0.00% impact to the fund’s expense ratio.
Members of the fund have the ability to elect a systematic withdrawal plan option and can redeem up to 6% of the value of their account each fiscal year without paying the exit fee normally assessed on redemptions, subject to certain conditions. Additionally, during 2020, TAS temporarily modified the systematic withdrawal plan due to the uncertainties related to COVID-19 to provide additional liquidity to members and allowed members to redeem up to 10% of the value of their account without paying the exit fee normally assessed on redemptions, subject to certain conditions, through December 31, 2020. Members that elect to take the systematic withdrawal option enhancement will be required to reinvest their quarterly dividends and distributions.
11.   Concentration of Risks
MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.
The fund engages multiple external money managers, each of which manages a portion of the fund’s assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.
The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.
The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.
The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2020
The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the US, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
The fund invests in small capitalization stocks. These investments may entail different risks than larger capitalizations stocks, including potentially lesser degrees of liquidity.
The fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.
12.   Indemnifications
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
13.   Subsequent Events
Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Multi-Asset
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Multi-Asset Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (one of the funds constituting TIFF Investment Program, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 25, 2021
We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
Additional Information (Unaudited)
Proxy Voting Policy and Voting Record
A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available at https://www.tipfunds.org/files/proxy_voting/Proxy_Voting_Policy.pdf and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.
Quarterly Reporting
TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. TIP’s Form N-PORT report is available on the website of the SEC at http://www.sec.gov.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
Approval of Money Manager Agreements (Unaudited)
During a meeting held on September 29-30, 2020 (the “September Meeting”), the board of trustees of TIFF Investment Program (“TIP”), all of whom are not “interested persons” of TIP (the “board” or “trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated and approved an amendment to the money manager agreement to amend and restate the fee schedule with AQR Capital Management, LLC (“AQR”), a money manager managing assets on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”).
Consideration of the Amendment to the Money Manager Agreement to Amend and Restate the Fee Schedule with AQR
During the September Meeting, the board evaluated and approved the amendment to the money manager agreement with AQR for Multi-Asset Fund (the “Amendment”) in order to amend and restate the fee schedule. In considering the Amendment at the September Meeting, the board took into account information it had received in connection with its annual review of TIP’s investment advisory and money manager agreements and fees on June 24-25, 2020 (the “Annual Review”), including information with respect to the money manager agreement with AQR. The board noted that, at that time, it had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and AQR for another one-year term commencing July 1, 2020.
In connection with the Annual Review, the board had requested and considered a wide range of information from TIFF Advisory Services, Inc. (“TAS”), the advisor to Multi-Asset Fund, and AQR of the type it regularly considers when determining whether to continue Multi-Asset Fund’s money manager agreements as in effect from year to year. In approving the Amendment at the September Meeting, the board considered the same factors and information that it considered in approving the continuance of the money manager agreement with AQR at the Annual Review, as well as such other information as the board considered appropriate. During the Annual Review, the board considered information regarding AQR’s personnel and services, investment mandate, investment strategies and philosophies, portfolio management, performance, and fees and expenses. Information about AQR’s brokerage practices was also provided, including allocation methodologies, best execution policies, commission rates, and soft dollar program, as applicable. In addition, the board considered information with respect to the compliance, risk management, and administration of AQR, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting AQR.
The board noted that the purpose of the Amendment was to amend and restate the fee schedule included in the current money manager agreement with AQR for Multi-Asset Fund, and that otherwise the terms of AQR’s current money manager agreement remained unchanged since its review and approval as part of the Annual Review. The board also noted that TAS recommended approval of the Amendment, which amended the performance-based fee portion of fee schedule to reduce the performance fee payable. In this regard the board considered the materials provided by TAS discussing the changes included in the Amendment and their potential impact. The board also noted that the TAS materials included confirmation from AQR that the change to the fee schedule would not result in any changes to the nature, quality, or extent of investment advisory services to be provided to Multi-Asset Fund by AQR.
At the September Meeting, the board also noted that in connection with the Annual Review, the board (1) considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of a money manager agreement; and (2) reviewed AQR’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with AQR.
The board noted the information received at regular meetings throughout the year related to the services rendered by AQR concerning the management of Multi-Asset Fund’s portfolio. The board’s evaluation of the services provided by AQR took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of AQR’s investment management capabilities. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by AQR. Consistent with the approach taken by the board at the Annual Review, (1) the board did not specifically consider the profitability or expected profitability of AQR resulting from its relationship with Multi-Asset Fund because AQR is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to AQR were negotiated on an arm’s-length basis in a competitive marketplace, and (2) the board noted that the Amendment with AQR included a performance fee which aligned AQR’s interests with those of Multi-Asset Fund.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
The board based its evaluation on the material factors presented to it at September Meeting and at the Annual Review and discussed above, including: (1) the terms of the Amendment; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits to be received by AQR in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by AQR; (4) the overall organization, skills, and experience of AQR in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of AQR towards the overall performance of Multi-Asset Fund.
In arriving at its decision to approve the Amendment, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the Amendment. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the Amendment and other considerations.
In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the Amendment was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the Amendment was desirable and in the best interests of Multi-Asset Fund and its members.
* * *
During an in-person meeting held on December 11, 2020 (the “December Meeting”), the board of trustees of TIFF Investment Program (“TIP”), all of whom are not “interested persons” of TIP (the “board” or “trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated and approved the amendment to the money manager agreement to amend and restate the fee schedule with Strategy Capital, LLC (“Strategy Capital”), a money manager managing assets on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”). The board also evaluated and approved the assumption by Amundi Pioneer Asset Management, Inc. (“APAM”) of the money manager agreement between MAF and Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”).
Consideration of the Amendment to the Money Manager Agreement to Amend and Restate the Fee Schedule with Strategy Capital
During the December Meeting, the board evaluated and approved the amendment to the money manager agreement with Strategy Capital for Multi-Asset Fund (the “Amendment”) in order to amend and restate the fee schedule. In considering the Amendment at the December Meeting, the board took into account information it had received in connection with its annual review of TIP’s investment advisory and money manager agreements and fees on June 24-25, 2020 (the “Annual Review”), including information with respect to the money manager agreement with Strategy Capital. The board noted that, at that time, it had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and Strategy Capital for another one-year term commencing July 1, 2020.
In connection with the Annual Review, the board had requested and considered a wide range of information from TIFF Advisory Services, Inc. (“TAS”) and Strategy Capital of the type it regularly considers when determining whether to continue Multi-Asset Fund’s money manager agreements as in effect from year to year. In approving the Amendment at the December Meeting, the board considered the same factors and information that it considered in approving the continuance of the money manager agreement with Strategy Capital at the Annual Review, as well as such other information as the board considered appropriate. During the Annual Review, the board considered information regarding Strategy Capital’s personnel and services, investment mandate, investment strategies and philosophies, portfolio management, performance, and fees and expenses. Information about Strategy Capital’s brokerage practices was also provided, including allocation methodologies, best execution policies, commission rates, and soft dollar program, as applicable. In addition, the board considered information with respect to the compliance, risk management, and administration of Strategy Capital, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Strategy Capital.
The board noted that the purpose of the Amendment was to amend and restate the fee schedule included in the current money manager agreement with Strategy Capital for Multi-Asset Fund, and that otherwise the terms of Strategy Capital’s current money manager agreement remained unchanged since its review and approval as part of the Annual Review. The board also noted that TAS recommended approval of the Amendment, which clarifies the asset-based fee calculation to reflect the terms originally intended. In this regard the board considered the materials provided by TAS discussing the changes

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
included in the Amendment and their potential impact, noting that the fees paid to Strategy Capital would decrease, and that in connection with the Amendment, Strategy Capital was also making Multi-Asset Fund whole for immaterial overpayments since the inception of the current money manager agreement in January 2019. The board also noted that the TAS materials included confirmation from Strategy Capital that the change to the fee schedule would not result in any changes to the nature, quality, or extent of investment advisory services to be provided to Multi-Asset Fund by Strategy Capital.
At the December Meeting, the board also noted that in connection with the Annual Review, the board (1) considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of a money manager agreement; and (2) reviewed Strategy Capital’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with Strategy Capital.
The board noted the information received at regular meetings throughout the year related to the services rendered by Strategy Capital concerning the management of Multi-Asset Fund’s portfolio. The board’s evaluation of the services provided by Strategy Capital took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of Strategy Capital’s investment management capabilities. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Strategy Capital. Consistent with the approach taken by the board at the Annual Review, (1) the board did not specifically consider the profitability or expected profitability of Strategy Capital resulting from its relationship with Multi-Asset Fund because Strategy Capital is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to Strategy Capital were negotiated on an arm’s-length basis in a competitive marketplace, and (2) the board noted that the Amendment with Strategy Capital included breakpoints that would enable Multi-Asset Fund to benefit from economies of scale, and also included a performance fee which aligned Strategy Capital’s interests with those of Multi-Asset Fund.
The board based its evaluation on the material factors presented to it at the December Meeting and at the Annual Review and discussed above, including: (1) the terms of the Amendment; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits to be received by Strategy Capital in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by Strategy Capital; (4) the overall organization, skills, and experience of Strategy Capital in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of Strategy Capital towards the overall performance of Multi-Asset Fund.
In arriving at its decision to approve the Amendment, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the Amendment. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the Amendment and other considerations.
In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the Amendment was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the Amendment was desirable and in the best interests of Multi-Asset Fund and its members.
Consideration of the Assumption of the Money Manager Agreement between MAF and APIAM
During the December Meeting, the board evaluated and approved the assumption by APAM of the money manager agreement between MAF and APIAM (the “Assumption”). In considering the Assumption at the December Meeting, the board took into account information it had received in connection with the Annual Review, including information with respect to the money manager agreement with APIAM. The board noted that, at that time, it had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and APIAM for another one-year term commencing July 1, 2020.
In connection with the Annual Review, the board had requested and considered a wide range of information from TAS and APIAM of the type it regularly considers when determining whether to continue Multi-Asset Fund’s money manager agreements as in effect from year to year. In approving the Amendment at the December Meeting, the board considered the same factors and information that it considered in approving the continuance of the money manager agreement with APIAM at the Annual Review, as well as such other information as the board considered appropriate. During the Annual Review, the board considered information regarding APIAM’s personnel and services, investment mandate, investment strategies and philosophies, portfolio management, performance, and fees and expenses. Information about APIAM’s brokerage practices

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
was also provided, including allocation methodologies, best execution policies, commission rates, and soft dollar program, as applicable. In addition, the board considered information with respect to the compliance, risk management, and administration of APIAM, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting APIAM.
The board noted that the purpose of the Assumption was to permit, effective with the merger of APIAM into APAM, for the current money manager agreement between TIP, on behalf of MAF, and APIAM to be assumed in its entirety by APAM. The board noted that the need for the Assumption arose as a result of a rebranding effort by APIAM’s corporate parent, and that other than replacing all references to APIAM with references to APAM, the terms of APIAM’s current money manager agreement remained unchanged since its review and approval as part of the Annual Review. In this regard the board considered the materials provided by TAS discussing the Assumption, related legal matters, and its potential impact. The board also noted that TAS materials included a statement that APIAM represented the merger underlying the Assumption is not expected to result in any change in the nature, quality or extent of the advisory services that APIAM currently provides to MAF, or in the personnel or management teams responsible for providing those services.
At the December Meeting, the board also noted that in connection with the Annual Review, the board (1) considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of a money manager agreement; and (2) reviewed APIAM’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with APIAM.
The board noted the information received at regular meetings throughout the year related to the services rendered by APIAM concerning the management of MAF’s portfolio. The board’s evaluation of the services provided by APIAM took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of APIAM’s investment management capabilities. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided by APIAM, and expected to be provided by APAM. Consistent with the approach taken by the board at the Annual Review, (1) the board did not specifically consider the profitability or expected profitability of APIAM or APAM resulting from their relationship with MAF because neither APIAM or APAM is affiliated with TAS or TIP, except by virtue of serving as a money manager to MAF, and the fees to be paid to APIAM or expected to be paid to APAM were negotiated on an arm’s-length basis in a competitive marketplace, and (2) the board noted that the fee schedules in the money manager agreement included a breakpoint that would enable MAF to benefit from economies of scale.
The board based its evaluation on the material factors presented to it at the December Meeting and at the Annual Review and discussed above, including (1) the terms of the Assumption; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits expected to be received by APAM in connection with providing services to MAF in the future; (3) the nature, quality, and extent of the services expected to be performed by APAM; (4) the overall organization, skills and experience of APIAM in managing the existing portfolio for MAF; and (5) the contribution of APIAM towards the overall performance of MAF.
In arriving at its decision to approve the Assumption, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the Assumption. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the Assumption and other considerations.
In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the Assumption was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the Assumption was desirable and in the best interests of Multi-Asset Fund and its members.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
Index Descriptions
65/35 Mix, calculated by TAS, consists of 65% MSCI All Country World Index and 35% Bloomberg Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing.
Bloomberg Barclays US Aggregate Bond Index tracks the broad US bond market.
Bloomberg Commodity Index tracks prices of futures contracts on physical commodities on the commodity markets.
BofA Merrill Lynch US 6-Month Treasury Bill Index tracks the current 6-month US Treasury bill.
Consumer Price Index + 5% per annum is based on the Consumer Price Index-All Urban Consumers (CPI- U), a widely recognized measure of US inflation that represents changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for TIFF Multi-Asset Fund because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIFF members are subject.
CSI 300 Index tracks 300 stocks traded in the Shanghai and Shenzhen stock exchanges.
FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and REITS worldwide.
MAF Constructed Index (CI) is a blended index now comprised of three broad investment categories, weighted according to policy norms, with each category assigned a benchmark selected by TAS. Effective October 1, 2015, the CI is comprised of the following investment categories and weights: equity-oriented assets (65%), diversifying strategies (hedge funds and other) (20%), and fixed income (including cash)(15%). The benchmarks for the investment categories are MSCI All Country World Index for equity, Merrill Lynch Factor Model for diversifying strategies, and 2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index for the fixed income category. Performance of the CI generated from July 1, 2009, through September 30, 2015, was reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the CI’s asset segments through index funds or other instruments. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the CI would increase in the absence of a 20 basis point reduction. CI weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing. Actual weights in MAF tend to vary over time. Historical performance for the CI is not adjusted when the composition of the CI changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. TAS has changed the composition of the CI over time, including the most recent change (effective October 1, 2015) from a CI comprised of various asset segments to a CI comprised of three broad categories. In the past TAS has changed the CI policy norms (or weights), asset segments, and segment benchmarks. TAS’s on-going review of the CI may cause TAS to make additional changes in the future.
Merrill Lynch Factor Model (“MLFM”) is a model established by Merrill Lynch International that is designed to provide a high correlation to hedge fund beta, which is the component of the performance of a relatively diversified group of hedge funds comprising the HFRI Fund Weighted Composite Index (“HFRI”) that may be correlated to and replicated by non-hedge fund, transparent market measures such as the 6 factors that comprise the MLFM. (The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2,000 constituent funds.) The MLFM implements an investment strategy intended to track the aggregated performance of the hedge fund universe with liquid, publicly traded components. Using a rules-based, discretion-free algorithm the MLFM allocates long and short exposures to the S&P 500 Total Return Index, the Russell 2000 Total Return Index, the MSCI EAFE US Dollar Net Total Return Index, the MSCI Emerging Markets US Dollar Net Total Return Index, the Euro currency (represented by the EUR-USD Spot Exchange Rate) and cash (represented by the one-month USD LIBOR). On a monthly basis the weights of the components are recalculated using a methodology designed to maximize correlation with the HFRI. Weightings for all of the factors may be negative, except with respect to the MSCI Emerging Markets US Dollar Net Total Return Index. The MLFM was launched in June 2006. The MLFM is not comprised of any hedge fund or group of hedge funds. There is no guarantee that the MLFM will successfully provide the risk/return characteristics of a broad universe of hedge funds, as measured by HFRI or any other hedge fund benchmark, or achieve a high correlation with the HFRI or with hedge fund beta generally. Performance differences between the MLFM and HFRI are expected to be material at times.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2020
Source of MLFM: BofA Merrill Lynch, used with permission.
BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend TIFF or any of its products or services.
MSCI All Country World Index tracks large-capitalization stocks worldwide.
MSCI China Index tracks large and mid-cap segments of the China equity universe across China A shares, H shares, B shares, red chips, P chips, and foreign listings and is comprised of approximately 700 constituents.
MSCI EAFE Index tracks developed markets in Europe, Australia, and the Far East.
Russell 1000 Index tracks the largest 1,000 US companies.
S&P 500 Index (S&P 500 Total Return Index) includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of  $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

Short-Term
TIFF Short-Term Fund	December 31, 2020
Internet Availability of Shareholder Reports
Beginning on January 2, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of TIFF Short-Term Fund’s (the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of these reports from the Fund. Instead, these reports will be made available on the Fund’s website, and you will be notified by e-mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org.
You may elect to receive all future shareholder reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org. Your election to receive reports in paper will apply to all TIP funds that you hold.
Portfolio Management Review (Unaudited)
Strategy Overview
TIFF Short-Term Fund (“STF” or the “Fund”) invests primarily in US Treasury bills as it seeks to achieve its performance objective to track, as closely as possible, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index. Very small fractions of STF’s capital not appropriate for investment in T-bills for administrative reasons are invested routinely in repurchase agreement transactions fully collateralized by US Treasury obligations. Coming into 2020, short-term (6-month) US Treasury debt yielded approximately 1.58%. This did not last long, however, as the Federal Reserve quickly lowered its target range for the Federal Funds rate as it battled the COVID-19 global pandemic, starting March in the range of 1.50% − 1.75%, and ending in the range of 0.00% − 0.25%. Yields on 6-month Treasury bills responded, dropping as low as 0.004% in March before rising back to trade in a very narrow yield range before finishing the year at about 0.09%. The Federal Reserve also announced large asset purchase programs and forward guidance, which both seem destined to keep short rates low for an extended period. If rates remain this low, STF is unlikely to generate any meaningful positive dividend. For complete, annualized performance data please see the table on page 59.
Performance Review
After producing a yield of 1.5% (annualized) in the first quarter of 2020, STF’s yield dropped to zero over the balance of the year. We expect this to stay at a zero or almost zero level throughout 2021 unless the Federal Reserve changes policy course and begins to raise rates. However, with the COVID-19 global pandemic continuing to cause economic uncertainty, we do not anticipate rising rates, if any, until the latter part of 2021 at the earliest. Until then, STF is not expected to pay a dividend.
Conclusion
Like most of you, we are ready to put 2020 in the past, and we look forward to 2021 with optimism and excitement.
As always, we value the trust you have placed in us, and we sincerely appreciate the opportunity to help your organization achieve its financial goals. We wish you and the world a healthy 2021.

Short-Term
TIFF Short-Term Fund	December 31, 2020

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting https://tipfunds.org/files/performance/Mutual%20Fund%20Standardized%20Performance.pdf. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise although the risk is less for short-term debt securities than for longer-term debt securities.

Fund Performance (Unaudited)Total return for the periods ended 12/31/20
	Calendar Year 2020	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	0.54%	1.49%	1.05%	0.48%	2.51%	93.43%
BofA ML US 6-Month T- Bill*	1.05%	1.84%	1.43%	0.81%	2.72%	104.20%
Total return assumes dividend reinvestment. STF’s annualized expense ratio for calendar year 2019 is 0.25% (a regulatory mandate requires the use in this report of the same expense ratio as shown in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2019, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio will differ for 2020.
Commencement of operations was May 31, 1994.
*
The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.

Performance of a $50,000 Investment (Unaudited)Ten year period ended 12/31/20
Past performance is not a guarantee of futures results.
The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

Short-Term
TIFF Short-Term Fund	December 31, 2020
Fund Expenses (Unaudited)
As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period* 7/1/20 – 12/31/20
1) Actual	$1,000.00	$1,000.00	$1.31
2) Hypothetical	$1,000.00	$1,023.83	$1.32

*
Expenses are equal to the fund’s annualized expense ratio of 0.26% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Summary Schedule of Investments (Unaudited)
US Treasury Bills	98.4%
Repurchase Agreement	1.6%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Net Assets	100.0%

Short-Term
TIFF Short-Term Fund	December 31, 2020
Financial Highlights
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
For a share outstanding throughout each period
Net asset value, beginning of year	$9.86	$9.86	$9.86	$9.86	$9.86
Income (loss) from investment operations
Net investment income (a)	0.05	0.21	0.17	0.06	0.01
Net realized and unrealized gain on investments (b)	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.05	0.21	0.17	0.06	0.01
Less distributions from
Net investment income	(0.05)	(0.21)	(0.17)	(0.06)	(0.01)
Total distributions	(0.05)	(0.21)	(0.17)	(0.06)	(0.01)
Net asset value, end of year	$9.86	$9.86	$9.86	$9.86	$9.86
Total return (c)	0.54%	2.20%	1.74%	0.64%	0.13%
Ratios/supplemental data
Net assets, end of year (000s)	$68,096	$75,891	$80,341	$84,612	$83,729
Ratio of expenses to average net assets	0.25%	0.25%	0.23%	0.23%	0.24%
Ratio of net investment income to average net assets	0.52%	2.15%	1.69%	0.63%	0.15%
Portfolio turnover (d)	—%	—%	—%	—%	—%

(a)
Calculation based on average shares outstanding.

(b)
Rounds to less than $0.01.

(c)
Total return assumes dividend reinvestment.

(d)
Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.

See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund	December 31, 2020
Schedule of Investments
	Principal Amount	Value
Investments — 100.0% of net assets
Short-Term Investments — 100.0%
Repurchase Agreement — 1.6%
Fixed Income Clearing Corp. issued on 12/31/20 (proceeds at maturity $1,085,504) (collateralized by US Cash Management Bill, due 05/11/21 with a total par value of  $1,107,600 and a total market value of  $1,107,217), 0.000%, 01/04/21

(Cost $1,085,504)	$1,085,504	$1,085,504
US Treasury Bills (a) — 98.4%
US Treasury Bill, 0.147%, 01/07/21	10,000,000	9,999,753
US Treasury Bill, 0.137%, 01/21/21	1,000,000	999,925
US Treasury Bill, 0.107%, 02/04/21	8,000,000	7,999,228
US Treasury Bill, 0.112%, 02/18/21	16,000,000	15,997,631
US Treasury Bill, 0.110%, 03/18/21	11,000,000	10,998,439
US Treasury Bill, 0.102%, 04/01/21	2,000,000	1,999,613
US Treasury Bill, 0.108%, 04/08/21	2,000,000	1,999,608
US Treasury Bill, 0.114%, 04/15/21	2,000,000	1,999,537
	Principal Amount	Value
US Treasury Bill, 0.109%, 04/22/21	$1,000,000	$999,760
US Treasury Bill, 0.104%, 04/29/21	2,000,000	1,999,457
US Treasury Bill, 0.096%, 05/06/21	1,000,000	999,721
US Treasury Bill, 0.087%, 05/27/21	2,000,000	1,999,384
US Treasury Bill, 0.077%, 06/10/21	7,000,000	6,997,474
US Treasury Bill, 0.097%, 06/24/21	2,000,000	1,999,216
Total US Treasury Bills (Cost $66,986,989)		66,988,746
Total Short-Term Investments (Cost $68,072,493)		68,074,250
Total Investments — 100.0% (Cost $68,072,493)		68,074,250
Other Assets in Excess of Liabilities — 0.0%		22,165
Net Assets — 100.0%		$68,096,415

(a)
Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund
Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value (cost: $66,986,989)	$66,988,746
Repurchase agreements (cost: $1,085,504)	1,085,504
Total investments (cost: $68,072,493)	68,074,250
Receivables:
Interest	62,264
Prepaid expenses	3,107
Total Assets	68,139,621
Liabilities
Payables:
Accrued professional fees	21,363
Fund administration and custody fees	18,072
Investment advisory and administrative fees	2,475
Trustee’s fees	655
Accrued expenses and other liabilities	641
Total Liabilities	43,206
Net Assets	$68,096,415
Shares Outstanding (unlimited authorized shares, par value $0.001)	6,905,985
Net Asset Value Per Share	$9.86
Net Assets Consist of:
Capital stock	$68,064,078
Total distributable earnings (loss)	32,337
Net Assets	$68,096,415
See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund
Statement of Operations
Year Ended December 31, 2020
Investment Income
Interest	$619,468
Total Investment Income	619,468
Expenses
Fund administration and custody fees	74,152
Professional fees	46,727
Shareholder Registration fees	26,558
Investment advisory fees	23,939
Chief Compliance Officer’s costs and Trustee’s fees	12,128
Administrative fees	7,980
Miscellaneous fees and other	11,779
Total Expenses	203,263
Net Investment Income	416,205
Net Realized Gain from Investments	55,929
Net Change in Unrealized Depreciation on Investments	(6,916)
Net Realized and Unrealized Gain on Investments	49,013
Net Increase in Net Assets Resulting from Operations	$465,218
See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund
Statements of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets From Operations
Net investment income	$416,205	$1,522,291
Net realized gain from investments	55,929	37,759
Net change in unrealized depreciation on investments	(6,916)	(1,656)
Net Increase in Net Assets Resulting from Operations	465,218	1,558,394
Distributions
Distributions to shareholders	(426,158)	(1,532,333)
Decrease in Net Assets Resulting from Distributions	(426,158)	(1,532,333)
Capital Share Transactions
Proceeds from shares sold	123,636,250	86,559,493
Proceeds from distributions reinvested	384,096	1,379,524
Cost of shares redeemed	(131,854,195)	(92,414,990)
Net Decrease From Capital Share Transactions	(7,833,849)	(4,475,973)
Total Decrease in Net Assets	(7,794,789)	(4,449,912)
Net Assets
Beginning of year	75,891,204	80,341,116
End of year	$68,096,415	$75,891,204
Capital Share Transactions (in shares)
Shares sold	12,526,392	8,768,976
Shares reinvested	38,909	139,877
Shares redeemed	(13,358,061)	(9,360,608)
Net Decrease	(792,760)	(451,755)
See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2020
1.   Organization
TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23,1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2020, TIP consisted of two mutual funds, TIFF Multi-Asset Fund and TIFF Short-Term Fund (“STF” or the “fund”), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to STF.
Investment Objective
STF’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.
2.   Summary of Significant Accounting Policies
The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.
Valuation of Investments
Fair value is defined as the price that the fund could reasonable expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)
Short-term debt securities having a remaining maturity of less than 60 days are valued at amortized cost using straight-line amortization, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities are typically categorized as Level 2 in the fair value hierarchy.
During the year ended December 31, 2020, all of the fund’s investments were valued using Level 2 inputs; therefore, there were no transfers to or from Level 3 investments.
Investment Transactions and Investment Income
Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis.

Short-Term
TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2020
Income Taxes
There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income.
The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2017 − December 31, 2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.
Expenses
Expenses directly attributable to STF are charged to that fund’s operations; expenses that are applicable to all TIP funds are allocated among them based on the relative average daily net assets of each TIP fund.
Dividends to Members
It is the policy of the fund to declare dividends, if any, from net investment income monthly and capital gains distributions at least annually.
Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.
Net Asset Value
The net asset value per share is calculated on a daily basis by dividing the fund’s assets, less its liabilities, by the number of outstanding shares of the fund.
3.   Investment Advisory and Other Agreements, and Other Transactions with Affiliates
TIP’s board of trustees (the “board”) has approved an investment advisory agreement with TIFF Advisory Services, Inc. (“TAS”), an affiliate of TIP. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:
Assets
On the first $1 billion	0.03%
On the next $1 billion	0.02%
On the remainder (> $2 billion)	0.01%
Fees for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2020, $1,856 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TAS provides certain administrative services to TIP under a services agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.01% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2020, $619 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. STF pays a pro rata portion of such costs based on its share of TIP’s net assets. The costs for such services paid to TAS by the fund were $9,638 for the year ended December 31, 2020 and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2020, no amount remained payable.
TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of  $2,490 from STF for the year ended December 31, 2020 for service as independent chair. Fees paid for such services are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2020, $655 remained payable and are reflected as Trustee’s fees on the Statement of Assets and Liabilities.

Short-Term
TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2020
4.   Fund Administration and Custody Agreement
Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration and custody fees on the Statement of Operations. As of December 31, 2020, $18,072 remained payable and reflected as fund administrative and custody fees on Statement of Assets and Liabilities.
5.   Federal Tax Information
For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) on investment securities, at December 31, 2020 are as follows:
Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation	Cost
$1,918	$(161)	$1,757	$68,072,493
Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
During the year ended December 31, 2020, no reclassifications were necessary.
The components of distributable earnings/(accumulated losses) on a tax basis detailed below could differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences. During the years ended December 31, 2020 and December 31, 2019, there were no such differences.
Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation)	Qualified Later-year Losses
$—	$30,580	$0	$1,757	$0
The amount and character of tax basis distributions paid during the years ended December 31, 2020 and December 31, 2019 are detailed below.
2020				2019
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$426,158	$—	$—	$426,158	$1,532,333	$—	$—	$1,532,333
6.   Repurchase Agreements
The fund will engage in repurchase transactions under the terms of master repurchase agreements with parties approved by TAS.
In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to

Short-Term
TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2020
repurchase the securities. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty.
Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received*	Net Amount
Fixed Income Clearing Corp.	$1,085,504	$—	$(1,085,504)	$—
Total	$1,085,504	$—	$(1,085,504)	$—

*
Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

7.   Concentration of Risks
The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.
The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
From time to time, a fund may have members that hold significant portions of the fund’s outstanding shares. Investment activities of such members could have a material impact on the fund. As of December 31, 2020, TAS, the advisor to the fund, owned 37% of STF.
8.   Indemnifications
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
9.   Subsequent Events
Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Short-Term
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Short-Term Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Short-Term Fund (one of the funds constituting TIFF Investment Program, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 25, 2021
We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

Short-Term
TIFF Short-Term Fund	December 31, 2020
Additional Information (Unaudited)
Proxy Voting Policy and Voting Record
A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available at https://www.tipfunds.org/files/proxy_voting/Proxy_Voting_Policy.pdf and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.
Quarterly Reporting
TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. TIP’s Form N-PORT reports are available on the website of the SEC at http://www.sec.gov.

Governance
Trustees and Principal Officers (Unaudited)
The board of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among the responsibilities of the board are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees; and electing TIP officers.
Each trustee serves the fund until his or her termination, or until the trustee’s retirement, resignation, or death, or otherwise as specified in TIP’s Agreement and Declaration of Trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.
The Statement of Additional Information has additional information regarding the board. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov.
Independent Trustees
William F. McCalpin
Born 1957 Trustee since February 2008 Board Chair since 2008 2 funds overseen
Principal Occupation(s) During the Past Five Years:
Chief Operating Officer, muun chi LLC, an organic food business (July 2020 − present); Chair of the Board of Trustees of The Janus Henderson Funds (2008 – present); Trustee of The Janus Henderson Funds (2002 – present) (oversees 56 portfolios). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors, LLC, an independent, registered advisor (2016 – 2019); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – 2016); Chief Executive Officer, Imprint Capital Advisors, LLC, an investment advisor exclusively focused on impact investing (2013 – 2015).
Other Directorships: F.B. Heron Foundation; Mutual Fund Directors Forum.

Craig R. Carnaroli
Born 1963 Trustee since January 2012 2 funds overseen
Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania (2000 – present).
Other Directorships: University City District; University City Science Center; Philadelphia Industrial Development Corp.; Greater Philadelphia Chamber of Commerce; The Connelly Foundation, a private grantmaking foundation.

Mark L. Baumgartner
Born 1969 Trustee since September 2016 2 funds overseen
Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, Carnegie Corporation of New York, a private grant-making foundation (2020 – present). Previously, Chief Investment Officer, Institute for Advanced Study, a private, independent academic institution (2014 – 2020).
Other Directorships: Trustee, YMCA Retirement Fund.

Mai-Anh Tran
Born 1970 Trustee since September 2020 2 Funds overseen
Principal Occupation(s) During the Past Five Years:
Chief Financial Officer, The Ford Foundation, an independent, non-profit grant-making organization (2010 – present).
Other Directorships: Proteus Fund, Inc.

Governance
Trustees and Principal Officers (Unaudited)
Principal Officers
Clarence Kane Brenan
Born 1968 President and CEO since July 2020
Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc. (July 2020 – present). Partner, Global Head, and Co- CIO of the Global Portfolio Solutions (GPS) group, among other positions, Goldman Sachs (1998 – 2020).

Jay L. Willoughby
Born 1958 Chief Investment Officer since October 2015
Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present).
CIO, Alaska Permanent Fund Corp., a sovereign wealth fund of the State of Alaska (2011 – 2015).

Katherine M. Billings
Born 1980 CFO and Treasurer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Treasurer, TIFF Advisory Services, Inc. (2017 – present). Director, among other positions, PricewaterhouseCoopers, LLP (2002 – 2017).

Lisa L. Matson
Born 1970 Vice President since December 2020
Principal Occupation(s) During the Past Five Years:
General Counsel, Vice President and Secretary, TIFF Advisory Services, Inc. (2020 – present). General Counsel, Chief Legal Officer, and Senior Partner, Penn Capital Management Company, Inc. (2014 – 2020).

Zane T. Hamid
Born 1981 Vice President since December 2020	Principal Occupation(s) During the Past Five Years: Vice President and Head of Fund Operations (2017 – present). Deputy Head of Fund Operations (2013 – 2017), TIFF Advisory Services, Inc.
Christian A. Szautner
Born 1972 CCO since July 2008; Vice President, Secretary, and Chief Legal Officer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Chief Compliance Officer, TIFF Advisory Services, Inc.; General Counsel – Regulatory and Assistant Secretary (2017 – present), TIFF Advisory Services, Inc.

Robert J. Zion
Born 1961 Vice President and COO since March 2017, Assistant Treasurer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Chief Operating Officer, TIFF Advisory Services, Inc. (March 2017 – present); Chief Operating Officer, among other positions, Hirtle Callaghan & Co. (1991 – 2017).

TIFF Investment Program
MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS
TIFF Multi-Asset Fund
Amundi Pioneer Asset Management, Inc.
AQR Capital Management, LLC
Canyon Capital Advisors LLC (AF)
Deep Basin Capital LP
Eversept Partners, LP (AF)
Farallon Capital Management, LLC (AF)
Fundsmith, LLP
Green Court Capital Management Limited
GSA Capital Ltd. (AF)
Helikon Investments Limited (AF)
Honeycomb Asset Management LP (AF)
Keel Capital AB
Kopernik Global Investors, LLC
Lansdowne Partners (UK) LLP*
Lansdowne Partners Limited (AF)*
Mission Value Partners, LLC
Neo Ivy Capital Management, LLC (AF)
NewGen Asset Management Limited
Northwest Investment Management (Hong Kong) Limited (AF)
QVT Financial LP (AF)
Strategy Capital, LLC
TB Alternative Assets Ltd. (“Trustbridge”)
TIFF Advisory Services, Inc.
Voloridge Investment Management, LLC (AF)
TIFF Short-Term Fund
TIFF Advisory Services, Inc.
ADVISOR
TIFF Advisory Services, Inc.

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone     610-684-8200
fax         610-684-8210
CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210
FUND DISTRIBUTOR
Foreside Fund Services, LLC
3 Canal Plaza
Suite 100
Portland, ME 04101
FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Suite 1800
Philadelphia, PA 19103

*
Manager is no longer managing assets for the fund at December 31, 2020.

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting https://www.tipfunds.org/files/prospectus_and_disclosures/Prospectus.pdf. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2020, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has several audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Craig R. Carnaroli and Mai-Anh Tran, each of whom is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, PricewaterhouseCoopers LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2020 and 2019 were $172,700 and $175,900.

(b)	AUDIT-RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. No such fees were billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal years ended December 31, 2020 or 2019.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2020 and 2019 were $77,023 and $90,984. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2020 or 2019.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2) Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2020 and 2019 were $215,557 and $272,185.

(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program

By (Signature and Title)	/s/ Clarence Kane Brenan
Clarence Kane Brenan, President and Chief Executive Officer

Date	February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Clarence Kane Brenan
Clarence Kane Brenan, President and Chief Executive Officer

Date	February 25, 2021

By (Signature and Title)	/s/ Katherine M. Billings
Katherine M. Billings, Treasurer and Chief Financial Officer

Date	February 25, 2021